Exhibit 99.2

Quarterly Supplemental

3rd Quarter 2020

WHOLE FOODS MARKET
REI co-op
amazon go grocery
Pablo Plaza
Jacksonville, FL
Mellody Farm
Chicago, IL
Diablo Plaza
San Francisco, CA
Overlake Fashion Plaza
Seattle, WA

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

September 30, 2020

Forward-Looking Statements and Non-GAAP Measures Disclosures	i

Earnings Press Release	v

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures	9

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Major Developments and Redevelopments Pipeline	18

Real Estate Information:

Leasing Statistics	19

Average Base Rent by CBSA	20

Significant Tenant Rents	21

Tenant Lease Expirations	22

Portfolio Summary Report by State	23

Components of NAV	38

Additional Disclosures Related to COVID-19 Impact	39

Glossary of Terms	41

Forward-Looking Statements and Non-GAAP Measures Disclosures

September 30, 2020

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q  and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Relating to the COVID-19 Pandemic

•

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets, and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to the Retail Industry

•	Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses.
•	Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows.
•	Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow.
•	Our success depends on the success and continued presence of “anchor” tenants.
•	A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful.
•	We may be unable to collect balances due from tenants in bankruptcy.

Risk Factors Related to Real Estate Investments and Operations

•	We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability.
•	Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income.
•	We face risks associated with development, redevelopment and expansion of properties.
•	We face risks associated with the development of mixed-use commercial properties.
•	We face risks associated with the acquisition of properties.
•	We face risks if we expand into new markets.
•	We may be unable to sell properties when desired because of market conditions.

Supplemental Information	i

•

Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected.

•	Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees.
•	Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change.
•	An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties
•	Loss of our key personnel may adversely affect our business and operations.
•	We face competition from numerous sources, including other REITs and other real estate owners.
•	Costs of environmental remediation may reduce our cash flow available for distribution to stock and unit holders.
•	Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures.
•

The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnership and Joint Ventures

•	We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued.
•	The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

•	Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings.
•	We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets.
•	We depend on external sources of capital, which may not be available in the future on favorable terms or at all.
•	Our debt financing may adversely affect our business and financial condition.
•	Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition.
•	Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations.
•

Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

•

The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to our Company and the Market Price for Our Securities

•	Changes in economic and market conditions may adversely affect the market price of our securities.
•	There is no assurance that we will continue to pay dividends at historical rates.
•	Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks.

Risk Factors Related to Laws and Regulations

•	If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.
•	Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business.
•	Dividends paid by REITs generally do not qualify for reduced tax rates.
•	Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT.

Supplemental Information	ii

•	Legislative or other actions affecting REITs may have a negative effect on us.
•	Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.
•	Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control.
•	The issuance of the Parent Company's capital stock may delay or prevent a change in control.

Non-GAAP Measures Disclosures

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP.  The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•

The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated partnerships.

•

A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•

The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

Supplemental Information	iii

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•

Nareit Funds From Operations (Nareit FFO):  The Company believes Nareit FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

•

Net Operating Income (NOI):  The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.

•

Core Operating Earnings:  The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of Nareit FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Nareit FFO to Core Operating Earnings.

•

Same Property NOI:  The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Supplemental Information	iv

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Third Quarter 2020 Results and Provides Business Update

Related to the COVID-19 Pandemic

JACKSONVILLE, FL (November 5, 2020) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended September 30, 2020, and provided a  business update related to the COVID-19 pandemic.

Third Quarter 2020 Highlights

•	For the three months ended September 30, 2020, Net Income Attributable to Common Stockholders (“Net Income”) of $0.07 per diluted share.
•	For the three months ended September 30, 2020, Nareit Funds From Operations (“Nareit FFO”) of $0.60 per diluted share.
•

Same property Net Operating Income (“NOI”), excluding termination fees, declined by 15.2%, as compared to the three months ended September 30, 2019, driven by a higher rate of uncollectible lease income related to the COVID-19 pandemic.

•	As of September 30, 2020, the same property portfolio was 93.4% leased.
•	Total comparable leasing volume of 1.4 million square feet of new and renewal leases, with trailing twelve month rent spread of +5.7%.
•	At September 30, 2020, net debt-to-operating EBITDAre ratio on a pro-rata basis was 5.9x.
•	Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.595 per share.
•	Completed redemption of outstanding $300 million 3.75% Senior Unsecured Notes due 2022.

COVID-19 Business Update Highlights

•	All of the company’s 400+ properties have remained operating during the entirety of the COVID-19 pandemic.
•	As of the end of October, approximately 97% of Regency’s tenants were open based on pro-rata Annual Base Rent (“ABR”).
•	86% of third quarter and 77% of second quarter pro-rata base rent, respectively, were collected through October 31, 2020 (89% and 86%, including executed rent deferral agreements, respectively).
•	87% of October pro-rata base rent was collected through October 31, 2020 (88% including executed rent deferral agreements).

“Regency’s dedicated teams around the country have remained committed to helping our tenants operate safely and successfully,” said Lisa Palmer, President and Chief Executive Officer. “Although there continues to be uncertainty in the current environment, we are encouraged by the increase in retailer confidence and continued resilience of our tenants and shoppers. This is evidenced not only by our significant progress on rent collections and deferral agreements, but also by increased leasing activity over the last quarter.”

Supplemental Information	v

Third Quarter 2020 Results

Regency reported Net Income for the third quarter of $12.7 million, or $0.07 per diluted share, compared to Net Income of $57.0 million, or $0.34 per diluted share, for the same period in 2019.

The Company reported Nareit FFO for the third quarter of $101.7 million, or $0.60 per diluted share, compared to $166.1 million, or $0.99 per diluted share, for the same period in 2019. On a pro-rata basis, Nareit FFO for the third quarter includes a $19.4 million early extinguishment of debt charge related to the September redemption of the 2022 notes, and a charge of $8.3 million for uncollectible straight line rent. The Company reported Core Operating Earnings for the third quarter of $117.4 million, or $0.69 per diluted share, compared to $153.8 million, or $0.91 per diluted share, for the same period in 2019. On a pro-rata basis, both Nareit FFO and Core Operating Earnings for the third quarter include a reduction of $28.5 million for uncollectible lease income, related to uncollected rent due to the COVID-19 pandemic. For additional detail, please refer to page(s) 32 and 33 of the third quarter 2020 supplemental disclosure.

Third quarter same property NOI, excluding termination fees, declined by 15.2% compared to the same period in 2019. The decline in same property NOI in the third quarter of 2020 was driven primarily by a higher rate of uncollectible lease income of $26.1 million in the same property pool, related to uncollected rent due to the COVID-19 pandemic.

As of September 30, 2020, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 92.9% leased. The same property portfolio was 93.4% leased, a decline of 110 basis points sequentially. Within the same property portfolio, anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.0%, a decline of 90 basis points sequentially. Same property shop percent leased, which includes spaces less than 10,000 square feet, was 89.1%, a decline of 120 basis points sequentially.

For the three months ended September 30, 2020, Regency executed 1.4 million square feet of comparable new and renewal leases at blended rent spreads of +1.2%. For the trailing twelve months, the Company executed 6.0 million square feet of comparable new and renewal leases at blended rents spreads of +5.7%.

In the third quarter, Regency completed two redevelopment projects with combined pro-rata costs of $9.3 million. As of September 30, 2020, the Company had $238.0 million of in-process developments and redevelopments, with an estimated $102.3 million of remaining costs to complete. In light of the COVID-19 pandemic, the Company continues to evaluate scope, cost, tenancy, timing, and return on investment for all current pipeline projects to determine the most appropriate strategy for each.

Subsequent to third quarter-end, the Company sold Jefferson Square, a 36,000 square foot center located in La Quinta, CA, and Whole Foods at Swampscott, a 38,000 square foot single-tenant building located in Boston, MA. The combined gross sales price totaled $25.3 million.

Business Update Related to the COVID-19 Pandemic

Regency’s 414 shopping centers have remained operating throughout the pandemic and in compliance with government COVID-19 guidelines and mandates. As of October 31, 2020, approximately 97% of the Company’s tenants were open based on pro-rata ABR, although governmental restrictions on specific tenant businesses can change daily.

As of October 31, 2020 the Company had executed rent deferral agreements on over 1,300 leases. For deferrals executed to date, total deferred rent is $30.6 million, representing a weighted average deferral period of 3.0 months, with repayments beginning, on average, in December 2020.

As of October 31, 2020, the Company collected 86% of third quarter pro-rata base rent, and 89% including rent that is subject to executed deferral agreements. The Company collected 87% of October pro-rata base rent, and 88% including rent that is subject to executed deferral agreements. The Company also continues to make progress on second quarter receivables; as of October 31, 2020, the Company collected 77% of second quarter pro-rata base rent, and 86% including rent that is subject to executed deferral agreements.

Supplemental Information	vi

Q2, Q3 & October Rent Collections
As of October 31, 2020
			Base Rent Collected

Type*	Tenant Categories	% of Pro-rata ABR (as of 9/30/2020)	Q2	Q3	October
Essential - Retail/Services	Grocers, drugstores, mass merchandisers, banks, pet stores, office supplies, medical, etc.	45%	98%	98%	98%
Essential - Restaurants		18%	71%	79%	79%

Quick Service	Fast food, QSRs, limited service	12%	73%	84%	84%

Full Service	Casual dining, table service, fine dining	6%	66%	70%	69%

Other Retail/Services	Apparel, Personal Service, professional service, fitness, other	37%	55%	76%	79%
Total Portfolio		100%	77%	86%	87%
Total Portfolio Collections Including Executed Deferrals			86%	89%	88%
*	Essential retailers defined as those that supply or provide consumers and essential businesses with any basic necessary goods and services; definition varies across municipalities.

A presentation providing additional information regarding COVID-19 business updates and impacts is posted on the Company’s website at investors.regencycenters.com.

Balance Sheet

Regency maintains its long-standing commitment to balance sheet strength, and has ample financial flexibility amid the evolving impacts of the COVID-19 pandemic. As previously disclosed, on September 2, 2020, the Company redeemed its outstanding $300 million 3.75% Senior Unsecured Notes due 2022, resulting in a $19.4 million early extinguishment of debt charge in the third quarter of 2020. As of September 30, 2020, Regency has immediate liquidity of $1.5 billion, including a cash balance of approximately $281 million and no outstanding balance under its $1.25 billion revolving credit facility.

Regency has no unsecured maturities until 2022, with a net debt-to-operating EBITDAre ratio on a pro-rata basis of 5.9x as of September 30, 2020.

Dividend

On November 4, 2020, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.595 per share. The dividend is payable on January 5, 2021, to shareholders of record as of December 16, 2020.

Guidance

Due to the uncertainty and continuing disruption from COVID-19, the Company is not issuing guidance at this time, but will evaluate resumption of guidance in the future as the impact of COVID-19 on its tenants’ and the Company’s businesses is better understood.

Conference Call Information

To discuss Regency’s third quarter results and provide further business updates related to COVID-19, management will host a conference call on Friday, November 6, 2020, at 11:00 a.m. ET. Dial-in and webcast information is listed below.

Supplemental Information	vii

Third Quarter 2020 Earnings Conference Call

Date:Friday, November 6, 2020

Time:11:00 a.m. ET

Dial#:877-407-0789 or 201-689-8562

Webcast:investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Supplemental Information	viii

Reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended September 30, 2020 and 2019	Three Months Ended		Year to Date
	2020	2019	2020	2019
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$12,688	56,965	$6,402	199,139
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	92,188	98,951	281,576	303,617
Goodwill impairment	-	-	132,128	-
Gain on sale of real estate	(3,235)	(869)	(48,651)	(40,331)
Provision for impairment of real estate	—	10,886	1,014	22,999
Exchangeable operating partnership units	57	157	29	456
Nareit Funds From Operations	$101,698	166,090	$372,498	485,880

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$101,698	166,090	$372,498	485,880
Adjustments to reconcile to Core Operating Earnings (1):
Early extinguishment of debt	19,358	1,391	19,358	11,982
Interest on bonds for period from notice to redemption	-	-	-	367
Straight line rent	(4,098)	(3,915)	(11,828)	(12,444)
Uncollectible straight line rent	8,316	1,450	31,574	5,304
Above/below market rent amortization, net	(7,546)	(10,858)	(30,433)	(30,833)
Debt premium/discount amortization	(303)	(395)	(1,115)	(1,381)
Core Operating Earnings	$117,425	153,763	$380,054	458,875

Weighted Average Shares For Diluted Earnings per Share	169,970	167,944	169,356	167,834

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	170,735	168,350	170,121	168,203
(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata same property NOI.

Supplemental Information	ix

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI – Actual (in thousands)

For the Periods Ended September 30, 2020 and 2019	Three Months Ended		Year to Date
	2020	2019	2020	2019
Net Income Attributable to Common Stockholders	$12,688	56,965	$6,402	199,139
Less:
Management, transaction, and other fees	(6,142)	(7,353)	(19,084)	(21,768)
Other(1)	(4,982)	(14,769)	(17,368)	(42,097)
Plus:
Depreciation and amortization	84,808	91,856	259,161	282,639
General and administrative	19,582	16,705	54,489	56,722
Other operating expense	1,208	1,819	5,025	4,486
Other expense	54,869	38,373	220,933	115,750
Equity in income of investments in real estate excluded from NOI (2)	14,527	25,354	46,888	31,699
Net income attributable to noncontrolling interests	622	979	1,699	2,988
NOI	177,180	209,929	558,145	629,558

Less non-same property NOI (3)	(6,271)	(9,464)	(21,787)	(24,765)

Same Property NOI	$170,909	200,465	$536,358	604,793

Same Property NOI without Termination Fees	$169,602	200,079	$530,926	602,946

Same Property NOI without Termination Fees or Redevelopments	$154,712	180,906	$482,122	545,064
(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its third quarter 2020 supplemental information package that may help investors estimate earnings for 2020. A copy of the Company’s third quarter 2020 supplemental information will be available on the Company's website at https://investors.regencycenters.com/ or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended September 30, 2020. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NASDAQ: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

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Supplemental Information	x

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to the COVID-19 Pandemic

Pandemics or other health crises, such as the current COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to the Retail Industry

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses; Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows; Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow; Our success depends on the success and continued presence of “anchor” tenants; A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful; We may be unable to collect balances due from tenants in bankruptcy.

Risk Factors Related to Real Estate Investments and Operations

We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability; Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income; We face risks associated with development, redevelopment and expansion of properties; We face risks associated with the development of mixed-use commercial properties; We face risks associated with the acquisition of properties; We face risks if we expand into new markets; We may be unable to sell properties when desired because of market conditions; Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected; Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees; Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change; An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties; Loss of our key personnel may adversely affect our business and operations; We face competition from numerous sources, including other REITs and other real estate owners; Costs of environmental remediation may reduce our cash flow available for distribution to

Supplemental Information	xi

stock and unit holders; Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures; The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnership and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued; The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings; We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets; We depend on external sources of capital, which may not be available in the future on favorable terms or at all; Our debt financing may adversely affect our business and financial condition; Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition; Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations; Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us; The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to our Company and the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities; There is no assurance that we will continue to pay dividends at historical rates; Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks.

Risk Factors Related to Laws and Regulations

If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates; Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business; Dividends paid by REITs generally do not qualify for reduced tax rates; Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT; Legislative or other actions affecting REITs may have a negative effect on us; Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities; Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control; The issuance of the Parent Company's capital stock may delay or prevent a change in control.

Supplemental Information	xii

Summary Financial Information

September 30, 2020

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Financial Results

Net income attributable to common stockholders (page 4)	$12,688	$56,965	$6,402	$199,139
Net income per diluted share	$0.07	$0.34	$0.04	$1.19

Nareit Funds From Operations (Nareit FFO) (page 9)	$101,698	$166,090	$372,498	$485,880
Nareit FFO per diluted share	$0.60	$0.99	$2.19	$2.89

Core Operating Earnings (page 9)	$117,425	$153,763	$380,054	$458,875
Core Operating Earnings per diluted share	$0.69	$0.91	$2.23	$2.73

Same Property NOI without termination fees (page 8)	$169,602	$200,079	$530,926	$602,946
% growth	-15.2%		-11.9%

Operating EBITDAre (page 10)	$165,250	$200,885	$522,751	$598,955

Dividends paid per share and unit	$0.595	$0.585	$1.785	$1.755
Payout ratio of Core Operating Earnings per share (diluted)	86.2%	64.3%	80.0%	64.3%

Diluted share and unit count

Weighted average shares (diluted) - Net income	169,970	167,944	169,356	167,834
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	170,735	168,350	170,121	168,203

_________________________________________________________________________________________________

	As of	As of	As of	As of
	9/30/2020	12/31/2019	12/31/2018	12/31/2017
Capital Information

Market price per common share	$38.02	$63.09	$58.47	$69.18

Common shares outstanding	169,677	167,571	167,905	171,365
Exchangeable units held by noncontrolling interests	765	746	350	350
Common shares and equivalents issued and outstanding	170,442	168,317	168,255	171,715
Market equity value of common and convertible shares	$6,480,218	$10,619,161	$9,837,840	$11,879,231

Outstanding debt	$4,527,235	$4,445,591	$4,241,758	$4,115,588
Less: cash	(280,876)	(115,562)	(45,190)	(49,381)
Net debt	$4,246,359	$4,330,029	$4,196,568	$4,066,207

Total market capitalization	$10,726,577	$14,949,190	$14,034,408	$15,945,438

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	5.9x	5.4x	5.3x	5.4x
Fixed charge coverage	3.7x	4.3x	4.2x	4.1x

Supplemental Information	1

Summary Real Estate Information

September 30, 2020

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Number of properties	414	415	416	419	422
Number of retail operating properties	407	407	408	412	412
Number of same properties	398	398	399	396	400
Number of properties in redevelopment	12	14	16	19	17
Number of properties in development (1)	2	3	3	3	7

Gross Leasable Area (GLA) - All properties	52,155	52,181	52,226	52,607	52,988
GLA including retailer-owned stores - All properties	56,243	56,269	56,314	56,695	57,076
GLA - Retail operating properties	51,238	51,238	51,284	52,109	51,952
GLA - Same properties	50,043	50,043	50,089	49,892	50,344
GLA - Properties in redevelopment (2)	3,062	3,434	3,736	4,515	3,279
GLA - Properties in development (1)	188	215	215	215	816

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	42,423	42,449	42,496	42,769	43,046
GLA including retailer-owned stores - All properties	46,511	46,537	46,584	46,857	47,134
GLA - Retail operating properties	41,580	41,580	41,626	42,334	42,140
GLA - Same properties (3)	40,522	40,522	40,520	40,521	40,470
Spaces > 10,000 sf (3)	25,586	25,578	25,570	25,584	25,573
Spaces < 10,000 sf (3)	14,936	14,944	14,950	14,937	14,897
GLA - Properties in redevelopment (2)	2,851	3,167	3,384	3,976	2,742
GLA - Properties in development (1)	124	145	136	134	668

% leased - All properties	92.9%	93.9%	94.5%	94.8%	94.8%
% leased - Retail operating properties	93.5%	94.5%	95.0%	95.0%	95.1%
% leased - Same properties (3)	93.4%	94.5%	95.0%	95.1%	95.1%
Spaces > 10,000 sf (3)	96.0%	96.9%	97.1%	97.2%	97.1%
Spaces < 10,000 sf (3)	89.1%	90.3%	91.4%	91.5%	91.8%
Average % leased - Same properties (3)	94.6%	94.9%	95.1%	95.2%	95.2%
% commenced - Same properties (3) (4)	91.5%	92.6%	92.9%	92.9%	93.1%

Same property NOI growth - YTD (see page 8)	-11.3%	-9.6%	0.2%	2.3%	2.3%
Same property NOI growth without termination fees - YTD (see page 8)	-11.9%	-10.3%	-0.7%	2.1%	2.1%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	-11.5%	-10.2%	-0.9%	2.0%	2.0%
Rent spreads - Trailing 12 months (5) (see page 20)	5.7%	7.0%	7.4%	8.5%	7.9%

(1)	Includes current ground up developments. Culver Public Market project has moved to the pipeline, and no longer in development.
(2)	Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)	Prior periods adjusted for current same property pool.
(4)	Excludes leases that are signed but have not yet commenced.
(5)	Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Supplemental Information	2

Consolidated Balance Sheets

September 30, 2020 and December 31, 2019

(in thousands)

	2020	2019
	(unaudited)
Assets
Net real estate investments:
Real estate assets at cost	$11,154,800	$11,095,294
Less: accumulated depreciation	1,954,181	1,766,162
	9,200,619	9,329,132
Investments in real estate partnerships	474,308	469,522
Net real estate investments	9,674,927	9,798,654

Properties held for sale	51,332	45,565
Cash, cash equivalents, and restricted cash	280,876	115,562
Tenant and other receivables (1)	159,137	169,337
Deferred leasing costs, net	70,499	76,798
Acquired lease intangible assets, net	201,472	242,822
Right of use assets	288,138	292,786
Other assets	260,258	390,729

Total assets	$10,986,639	$11,132,253

Liabilities and Equity
Liabilities:
Notes payable	$3,723,923	$3,435,161
Unsecured credit facilities	264,605	484,383
Total notes payable	3,988,528	3,919,544

Accounts payable and other liabilities	222,375	213,705
Acquired lease intangible liabilities, net	390,399	427,260
Lease liabilities	220,082	222,918
Tenants' security, escrow deposits, and prepaid rent	52,132	58,865
Total liabilities	4,873,516	4,842,292

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,697	1,676
Additional paid in capital	7,764,455	7,631,731
Accumulated other comprehensive (loss)	(23,220)	(11,997)
Distributions in excess of net income	(1,703,338)	(1,408,062)
Total stockholders' equity	6,039,594	6,213,348
Noncontrolling Interests:
Exchangeable operating partnership units	35,987	36,100
Limited partners' interest	37,542	40,513
Total noncontrolling interests	73,529	76,613
Total equity	6,113,123	6,289,961

Total liabilities and equity	$10,986,639	$11,132,253

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	3

Consolidated Statements of Operations

For the Periods Ended September 30, 2020 and 2019

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Revenues:
Lease income (1)	$234,541	272,143	$731,630	815,682
Other property income	2,261	2,780	7,001	6,956
Management, transaction, and other fees	6,142	7,353	19,084	21,768
Total revenues	242,944	282,276	757,715	844,406

Operating Expenses:
Depreciation and amortization	84,808	91,856	259,161	282,639
Operating and maintenance	41,345	41,695	123,746	125,092
General and administrative	19,582	16,705	54,489	56,722
Real estate taxes	35,938	33,601	108,618	101,263
Other operating expense	1,208	1,819	5,025	4,486
Total operating expenses	182,881	185,676	551,039	570,202

Other Expense (Income):
Interest expense, net	40,794	38,253	118,605	113,178
Goodwill impairment	-	-	132,128	-
Provision for impairment of real estate, net of tax	-	(14)	1,014	12,099
Gain on sale of real estate, net of tax	(3,237)	(887)	(48,690)	(17,819)
Early extinguishment of debt	19,358	1,391	19,358	11,982
Net investment (income)	(2,046)	(370)	(1,482)	(3,690)
Total other expense	54,869	38,373	220,933	115,750

Income (loss) from operations before equity in income of
investments in real estate partnerships	5,194	58,227	(14,257)	158,454

Equity in income (loss) of investments in real estate partnerships	8,116	(283)	22,358	43,673

Net income	13,310	57,944	8,101	202,127

Noncontrolling Interests:
Exchangeable operating partnership units	(57)	(157)	(29)	(456)
Limited partners' interests in consolidated partnerships	(565)	(822)	(1,670)	(2,532)
Income attributable to noncontrolling interests	(622)	(979)	(1,699)	(2,988)

Net income attributable to common stockholders	$12,688	56,965	$6,402	199,139

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended September 30, 2020 and 2019

(in thousands)

		Three Months Ended		Year to Date
		2020	2019	2020	2019
	Revenues:
*	Base rent	$191,188	195,965	$580,801	582,135
*	Recoveries from tenants	60,743	60,549	186,131	183,449
*	Percentage rent	1,027	1,228	5,278	5,949
*	Termination Fees	1,288	350	3,810	1,854
*	Uncollectible lease income	(26,147)	(2,223)	(65,991)	(3,667)
*	Other lease income	2,097	2,549	6,186	6,874
	Straight line rent on lease income	(3,466)	2,639	(15,692)	7,754
	Above/below market rent amortization	7,811	11,086	31,107	31,334
	Lease income (1)	234,541	272,143	731,630	815,682

*	Other property income	2,261	2,780	7,001	6,956

	Property management fees	3,598	3,648	10,830	11,076
	Asset management fees	1,656	1,803	5,250	5,341
	Leasing commissions and other fees	888	1,902	3,004	5,351
	Management, transaction, and other fees	6,142	7,353	19,084	21,768

	Total revenues	242,944	282,276	757,715	844,406

	Operating Expenses:
	Depreciation and amortization (including FF&E)	84,808	91,856	259,161	282,639

*	Operating and maintenance	37,571	37,797	112,158	112,622
*	Ground rent	2,724	3,042	8,463	9,272
*	Termination expense	187	20	525	520
	Straight line rent on ground rent	443	449	1,340	1,540
	Above/below market ground rent amortization	420	387	1,260	1,138
	Operating and maintenance	41,345	41,695	123,746	125,092

	Gross general & administrative	16,192	16,058	49,195	52,089
	Stock-based compensation	3,372	4,224	10,964	12,127
	Capitalized direct development compensation costs	(1,828)	(3,855)	(7,142)	(11,116)
	General & administrative, net	17,736	16,427	53,017	53,100
	Loss on deferred compensation plan (2)	1,846	278	1,472	3,622
	General & administrative	19,582	16,705	54,489	56,722

*	Real estate taxes	35,938	33,601	108,618	101,263

	Other expenses	547	685	2,449	3,650
	Development pursuit costs	661	1,134	2,576	836
	Other operating expenses	1,208	1,819	5,025	4,486

	Total operating expenses	182,881	185,676	551,039	570,202

	Other Expense (Income):
	Gross interest expense	39,980	36,979	116,187	108,700
	Derivative amortization	1,023	1,650	4,219	5,914
	Debt cost amortization	1,502	1,342	4,306	3,926
	Debt premium/discount amortization	(314)	(405)	(1,145)	(1,405)
	Capitalized interest	(1,141)	(1,093)	(3,590)	(3,089)
	Interest income	(256)	(220)	(1,372)	(868)
	Interest expense, net	40,794	38,253	118,605	113,178

	Provision for impairment of real estate, net of tax	-	(14)	1,014	12,099
	Goodwill impairment	-	-	132,128	-
	Gain on sale of real estate, net of tax	(3,237)	(887)	(48,690)	(17,819)
	Early extinguishment of debt	19,358	1,391	19,358	11,982
	Net investment (income) (2)	(2,046)	(370)	(1,482)	(3,690)

	Total other expense (income)	54,869	38,373	220,933	115,750

*	Component of Net Operating Income
(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.
(2)

The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense. The expense is offset by unrealized gains of assets held in the pain which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

September 30, 2020 and December 31, 2019

(in thousands)

	Noncontrolling Interests		Share of JVs
	2020	2019	2020	2019
Assets
Real estate assets at cost	$(87,463)	(93,476)	$1,399,863	1,366,504
Less: accumulated depreciation	(14,939)	(14,264)	435,773	413,833
Net real estate investments	(72,524)	(79,212)	964,090	952,671

Cash, cash equivalents, and restricted cash	(3,006)	(2,941)	22,839	12,202
Tenant and other receivables (1)	(2,332)	(2,333)	23,681	25,224
Deferred leasing costs, net	(1,030)	(1,157)	14,983	15,436
Acquired lease intangible assets, net	(591)	(747)	10,341	11,230
Right of use assets	(1,657)	(1,699)	5,542	5,705
Other assets	(128)	(147)	20,181	17,545

Total assets	$(81,268)	(88,236)	$1,061,657	1,040,013

Liabilities
Notes payable	$(38,059)	(42,803)	$538,707	526,047
Accounts payable and other liabilities	(3,302)	(2,359)	29,727	24,129
Acquired lease intangible liabilities, net	(211)	(290)	11,109	11,606
Lease liabilities	(1,900)	(1,909)	4,402	4,447
Tenants' security, escrow deposits, and prepaid rent	(254)	(362)	3,404	4,262

Total liabilities	$(43,726)	(47,723)	$587,349	570,491

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information	6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended September 30, 2020 and 2019

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2020	2019	2020	2019	2020	2019	2020	2019
	Revenues:
*	Base rent	$(1,785)	(2,075)	$(5,400)	(6,215)	$26,456	26,040	$79,508	78,063
*	Recoveries from tenants	(483)	(600)	(1,531)	(1,876)	8,255	8,021	25,019	25,022
*	Percentage rent	-	(2)	(3)	(6)	67	189	815	1,098
*	Termination Fees	(63)	(1)	(110)	(1)	66	91	1,723	604
*	Uncollectible lease income	163	38	434	47	(2,516)	(124)	(8,393)	(339)
*	Other lease income	(30)	(37)	(87)	(98)	353	336	1,084	928
	Straight line rent on lease income	(54)	(68)	(166)	(244)	(191)	408	(2,501)	1,480
	Above/below market rent amortization	(9)	(27)	(72)	(44)	174	195	687	705
	Lease income (1)	(2,261)	(2,772)	(6,935)	(8,437)	32,664	35,156	97,942	107,561

*	Other property income	(1)	(7)	(8)	(11)	131	286	413	531

	Asset management fees	-	-	-	-	(253)	(281)	(823)	(840)
	Management, transaction, and other fees	-	-	-	-	(253)	(281)	(823)	(840)

	Total revenues	(2,262)	(2,779)	(6,943)	(8,448)	32,542	35,161	97,532	107,252

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(588)	(649)	(1,840)	(1,991)	8,510	8,289	25,785	24,544

*	Operating and maintenance	(352)	(377)	(1,040)	(1,175)	5,252	5,046	16,329	16,110
*	Ground rent	(23)	(28)	(85)	(83)	88	100	269	303
	Straight line rent on ground rent	(15)	(16)	(47)	(47)	30	30	90	277
	Above/below market ground rent amortization	-	-	-	-	10	10	29	24
	Operating and maintenance	(390)	(421)	(1,172)	(1,305)	5,380	5,186	16,717	16,714

	General & administrative, net	-	-	-	-	75	110	263	299

*	Real estate taxes	(324)	(399)	(1,027)	(1,215)	4,829	4,622	14,325	14,122

	Other expenses	(22)	(55)	(60)	(90)	115	134	655	686
	Development pursuit costs	-	-	-	-	-	23	67	28
	Other operating expenses	(22)	(55)	(60)	(90)	115	157	722	714

	Total operating expenses	(1,324)	(1,524)	(4,099)	(4,601)	18,909	18,364	57,812	56,393

	Other Expense (Income):
	Gross interest expense	(357)	(415)	(1,125)	(1,261)	5,367	5,986	16,771	18,257
	Debt cost amortization	(16)	(18)	(49)	(54)	139	166	523	517
	Debt premium/discount amortization	-	-	-	-	9	10	29	24
	Interest expense, net	(373)	(433)	(1,174)	(1,315)	5,515	6,162	17,323	18,798

	Provision for impairment of real estate investments	-	-	-	-	-	10,900	-	10,900
	(Gain) loss on sale of real estate	-	-	-	-	2	18	39	(22,512)

	Total other expense (income)	(373)	(433)	(1,174)	(1,315)	5,517	17,080	17,362	7,186

*	Component of Net Operating Income
(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 39 and 40.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information	7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended September 30, 2020 and 2019

(in thousands)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$206,983	209,777	$627,685	627,585
Recoveries from tenants	65,912	64,945	200,923	199,452
Percentage rent	1,098	1,503	5,908	6,914
Termination fees	1,307	406	5,457	2,367
Uncollectible lease income	(26,078)	(2,505)	(68,796)	(3,888)
Other lease income	2,392	2,771	7,066	7,447
Other property income	1,522	2,479	4,677	5,836
Total real estate revenues	253,136	279,376	782,920	845,713

Real Estate Operating Expenses:
Operating and maintenance	41,117	40,484	122,985	123,099
Termination expense	-	20	25	520
Real estate taxes	38,556	35,813	115,866	109,314
Ground rent	2,554	2,594	7,686	7,987
Total real estate operating expenses	82,227	78,911	246,562	240,920

Same Property NOI	$170,909	200,465	$536,358	604,793
% change	-14.7%		-11.3%

Same Property NOI without Termination Fees	$169,602	200,079	$530,926	602,946
% change	-15.2%		-11.9%

Same Property NOI without Termination Fees or Redevelopments	$154,712	180,906	$482,122	545,064
% change	-14.5%		-11.5%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net income attributable to common stockholders	$12,688	56,965	$6,402	199,139
Less:
Management, transaction, and other fees	(6,142)	(7,353)	(19,084)	(21,768)
Other (1)	(4,982)	(14,769)	(17,368)	(42,097)
Plus:
Depreciation and amortization	84,808	91,856	259,161	282,639
General and administrative	19,582	16,705	54,489	56,722
Other operating expense	1,208	1,819	5,025	4,486
Other expense	54,869	38,373	220,933	115,750
Equity in income of investments in real estate excluded from NOI (2)	14,527	25,354	46,888	31,699
Net income attributable to noncontrolling interests	622	979	1,699	2,988
NOI	177,180	209,929	558,145	629,558

Less non-same property NOI (3)	(6,271)	(9,464)	(21,787)	(24,765)

Same Property NOI	$170,909	200,465	$536,358	604,793

(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Supplemental Information	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships

For the Periods Ended September 30, 2020 and 2019

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2020	2019	2020	2019

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$12,688	56,965	$6,402	199,139
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	92,188	98,951	281,576	303,617
Goodwill impairment	-	-	132,128	-
Gain on sale of real estate	(3,235)	(869)	(48,651)	(40,331)
Provision for impairment to real estate	-	10,886	1,014	22,999
Exchangeable operating partnership units	57	157	29	456
Nareit Funds From Operations	$101,698	166,090	$372,498	485,880

Nareit FFO per share (diluted)	$0.60	0.99	$2.19	2.89
Weighted average shares (diluted)	170,735	168,350	170,121	168,203

Reconciliation of Nareit FFO to Core Operating Earnings:
Nareit Funds From Operations	$101,698	166,090	$372,498	485,880
Adjustments to reconcile to Core Operating Earnings (1):
Non Comparable Items
Early extinguishment of debt	19,358	1,391	19,358	11,982
Interest on bonds for period from notice to redemption	-	-	-	367
Certain Non Cash Items
Straight line rent	(4,098)	(3,915)	(11,828)	(12,444)
Uncollectible straight line rent	8,316	1,450	31,574	5,304
Above/below market rent amortization, net	(7,546)	(10,858)	(30,433)	(30,833)
Debt premium/discount amortization	(303)	(395)	(1,115)	(1,381)
Core Operating Earnings	$117,425	153,763	$380,054	458,875

Core Operating Earnings per share (diluted)	$0.69	0.91	$2.23	2.73
Weighted average shares (diluted)	170,735	168,350	170,121	168,203

Additional Disclosures:

Other Non Cash Expense (1)
Derivative amortization	$1,023	1,650	$4,219	5,914
Debt cost amortization	1,627	1,490	4,781	4,389
Stock-based compensation	3,372	4,224	10,964	12,127
Other Non Cash Expense	$6,022	7,364	$19,964	22,430

Maintenance and Leasing Capital Expenditures (2)
Tenant allowance and landlord work	$7,734	9,107	$22,892	32,715
Building improvements	5,291	8,221	13,690	15,259
Leasing commissions	1,758	3,355	5,291	7,167
Capital Expenditures	$14,783	20,683	$41,873	55,141

(1)

Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

(2)	Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended September 30, 2020 and 2019

(in thousands)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$13,310	57,944	$8,101	202,127
Adjustments to reconcile to Nareit EBITDAre (1):
Interest expense	46,565	44,635	137,300	132,844
Income tax expense	(691)	154	(569)	364
Depreciation and amortization	93,318	100,145	284,946	307,183
Gain on sale of real estate	(3,235)	(869)	(48,651)	(40,331)
Provision from impairment to real estate	-	10,886	1,014	22,999
Goodwill impairment	-	-	132,128	-
Nareit EBITDAre	$149,267	212,895	$514,269	625,186

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$149,267	212,895	$514,269	625,186
Adjustments to reconcile to Operating EBITDAre (1):
Early extinguishment of debt	19,358	1,391	19,358	11,982
Straight line rent, net	4,180	(2,517)	19,629	(7,336)
Above/below market rent amortization, net	(7,555)	(10,884)	(30,505)	(30,877)
Operating EBITDAre	$165,250	200,885	$522,751	598,955

(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	10

Summary of Consolidated Debt

September 30, 2020 and December 31, 2019

(in thousands)

Total Debt Outstanding:	9/30/2020	12/31/2019
Notes Payable:
Fixed rate mortgage loans	$450,364	$455,411
Variable-rate mortgage loans	35,045	34,998
Fixed rate unsecured public debt	3,046,986	2,754,322
Fixed rate unsecured private debt	191,528	190,430
Unsecured credit facilities:
Revolving line of credit	-	220,000
Term Loans	264,605	264,383
Total	$3,988,528	$3,919,544

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2020	$3,065	27,000	-	30,065	3.80%
2021	11,598	74,101	-	85,699	3.60%
2022	11,797	5,848	265,000	282,645	2.12%
2023	10,124	59,374	-	69,498	3.35%
2024	5,301	90,744	250,000	346,045	3.70%
2025	4,207	40,000	250,000	294,207	3.79%
2026	4,420	88,000	200,000	292,420	3.83%
2027	4,312	32,915	525,000	562,227	3.63%
2028	3,350	170	300,000	303,520	4.13%
2029	602	146	425,000	425,748	2.95%
>10 years	4,821	72	1,325,000	1,329,893	4.11%
Unamortized debt premium/(discount), net of issuance costs	-	3,442	(36,881)	(33,439)
	$63,597	421,812	3,503,119	3,988,528	3.72%

Percentage of Total Debt:	9/30/2020	12/31/2019
Fixed	99.1%	93.5%
Variable	0.9%	6.5%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.7%	3.8%
Variable	1.2%	2.6%
Combined	3.7%	3.7%

Current Weighted Average Effective Interest Rate:(3)
Combined	3.9%	3.9%

Average Years to Maturity:
Fixed	10.2	10.3
Variable	1.1	2.2

(1)	Includes unsecured public and private placement debt, unsecured term loan, and unsecured revolving line of credit.
(2)	Interest rates are calculated as of the quarter end.
(3)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information	11

Summary of Consolidated Debt

September 30, 2020 and December 31, 2019

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	9/30/2020	12/31/2019
Secured Debt - Fixed Rate Mortqaqe Loans
New York Life Insurance Company	Scripps Ranch Marketplace	3.80%			11/10/20	$27,000	$27,000
Wells Fargo	University Commons	5.50%			01/10/21	35,351	35,824
Jefferson Pilot	BridgeMill	7.94%			05/05/21	4,159	4,582
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	7,494	8,050
Wells Fargo	Hewlett I	4.41%			01/06/23	9,277	9,400
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	19,497	19,767
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	3,655	4,554
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	2,172	2,385
TD Bank	Brickwalk Shopping Center	3.19%			11/01/23	32,514	32,952
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	10,176	12,067
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	84,598	85,000
Ellis Partners	Pruneyard	4.00%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	-
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza	4.07%			06/02/27	36,736	37,166
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	6,468	6,954
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	6,600	7,083
Connecticut General Life Insurance Company	Copps Hill Plaza	6.06%			01/01/29	11,526	12,306
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	207	215
Reliastar Life Insurance Company	Circle Center West	5.01%			10/01/36	9,237	9,513
CUNA Mutual Insurance Society	Ocala Corners	6.45%			04/01/20	-	3,891
Nationwide Bank	Kent Place*	3.30%			04/01/20	-	8,250
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						3,497	4,252
Total Fixed Rate Mortgage Loans		4.09%		3.76%		$450,364	$455,411

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	-
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Term Loan	Fixed-rate unsecured	2.00%	(2)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.875%	(3)		03/23/22	-	220,000
Debt Offering (10/22/12)	Fixed-rate unsecured	3.75%			11/15/22	-	300,000
Unamortized debt discount and issuance costs						(36,881)	(30,865)
Total Unsecured Debt, Net of Discounts		3.70%		3.83%		$3,503,119	$3,429,135

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	LIBOR + 1.50%			03/28/21	$7,350	$7,350
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%			12/21/21	27,750	27,750
Unamortized debt discount and issuance costs						(55)	(102)
Total Variable Rate Mortgage Loans		1.22%		1.40%		$35,045	$34,998

Total		3.72%		3.91%		$3,988,528	$3,919,544

*	Indicates sold property
(1)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2)	The interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265 million balance at 2.00% through maturity.
(3)

Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

Supplemental Information	12

Summary of Unsecured Debt Covenants and Leverage Ratios

September 30, 2020

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	30%	31%	31%	29%	29%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	4%	4%	4%	4%	4%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	4.3x	4.3x	5.1x	5.4x	5.3x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	344%	328%	327%	356%	358%

Ratios:		9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Consolidated only

Net debt to total market capitalization		36.4%	32.2%	36.0%	26.4%	24.7%
Net debt to real estate assets, before depreciation		31.7%	31.8%	31.6%	32.7%	33.0%
Net debt to total assets, before depreciation		29.3%	29.2%	29.0%	29.7%	29.9%

Net debt to Operating EBITDAre - TTM		5.4x	5.1x	4.8x	4.9x	5.0x
Fixed charge coverage		4.3x	4.6x	5.0x	5.0x	5.0x
Interest coverage		4.6x	4.9x	5.3x	5.3x	5.4x

Unsecured assets to total real estate assets		88.5%	88.8%	88.6%	88.6%	88.7%
Unsecured NOI to total NOI - TTM		89.5%	90.2%	90.0%	90.0%	90.0%
Unencumbered assets to unsecured debt		282%	260%	247%	287%	291%

Total Pro-Rata Share

Net debt to total market capitalization		39.6%	35.2%	39.1%	29.0%	27.2%
Net debt to real estate assets, before depreciation		33.7%	33.7%	33.5%	34.6%	34.8%
Net debt to total assets, before depreciation		31.0%	31.0%	30.8%	31.4%	31.6%

Net debt to Operating EBITDAre - TTM		5.9x	5.6x	5.3x	5.4x	5.5x
Fixed charge coverage		3.7x	4.0x	4.3x	4.3x	4.3x
Interest coverage		4.1x	4.4x	4.7x	4.7x	4.7x

(1)

For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

(2)	Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information	13

Summary of Unconsolidated Debt

September 30, 2020 and December 31, 2019

(in thousands)

Total Debt Outstanding:	9/30/2020	12/31/2019
Mortgage loans payable:
Fixed rate secured loans	$1,435,568	$1,441,840
Variable rate secured loans	115,985	115,992
Unsecured credit facilities variable rate	15,635	19,635
Total	$1,567,188	$1,577,467

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2020	$4,054	-	-	4,054	1,514	-
2021	11,474	333,092	15,635	360,201	124,198	4.38%
2022	7,811	260,702	-	268,513	99,917	3.79%
2023	3,196	171,608	-	174,804	65,137	4.76%
2024	1,796	33,690	-	35,486	14,217	3.90%
2025	2,168	146,000	-	148,168	44,853	3.59%
2026	2,390	79,286	-	81,676	32,551	3.83%
2027	2,364	137,800	-	140,164	32,950	3.53%
2028	2,258	62,450	-	64,708	22,555	4.26%
2029	1,710	60,000	-	61,710	12,550	4.34%
>10 Years	2,137	234,785	-	236,922	91,334	3.22%
Unamortized debt premium/(discount) and issuance costs (2)	-	(9,218)	-	(9,218)	(3,069)
	$41,358	1,510,195	15,635	1,567,188	538,707	3.95%

Percentage of Total Debt:	9/30/2020	12/31/2019
Fixed	91.6%	91.4%
Variable	8.4%	8.6%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	4.1%	4.5%
Variable	2.4%	3.9%
Combined	3.9%	4.4%

Current Weighted Average Effective Interest Rates:(2)
Combined	4.1%	4.6%

Average Years to Maturity:
Fixed	4.7	4.1
Variable	1.3	0.6

(1)	Interest rates are calculated as of the quarter end.
(2)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information	14

Unconsolidated Investments

September 30, 2020

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	9/30/2020	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,220	$518,639	$244,492	20.00%	$48,898	$47,227	$1,524
(JV-CCV)	1	558	95,865	59,943	30.00%	17,983	10,230	481
	21	2,778	614,504	304,435
GRI
(JV-GRI)	68	8,749	1,605,464	919,971	40.00%	367,988	180,955	15,995

CalSTRS
(JV-RC)	6	611	107,924	-	25.00%	-	26,039	879

NYSCRF
(JV-NYC)	5	1,052	233,012	114,406	30.00%	34,322	34,969	532

USAA (1)
(JV-USA)	7	683	86,424	104,127	20.01%	20,834	(4,129)	604

Publix
(JV-O)	2	211	26,673	-	50.00%	-	13,026	1,110

Individual Investors
Ballard Blocks	2	248	129,045	-	49.90%	-	62,808	176
Town and Country Center (2)	1	230	205,673	89,621	35.00%	31,367	39,241	(73)
Others	3	391	114,541	34,628	50.00%	17,315	59,813	1,130

	115	14,953	$3,123,260	$1,567,188		$538,707	$470,179	$22,358

(1)

The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency’s carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.

(2)	In January 2020, we purchased an additional 16.6% interest in Town and Country Center, bringing our total ownership interest to 35%.

Supplemental Information	15

Property Transactions

September 30, 2020

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Jan-20	Country Walk Plaza (1)	NYCRF (70%)	Miami, FL	101	$27,740		Publix, CVS
Total				101	$27,740	4.8%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Jan-20	Young Circle Shopping Center		Hollywood, FL	65	$15,750		Walgreens
Jan-20	Stonewall Shopping Center		Gainesville, VA	315	$82,630		Wegmans, Michael's, Staples, Dick's Sporting Goods, Bed Bath & Beyond, Ross Dress For Less
Apr-20	Kent Place	Other (50%)	Denver, CO	48	9,830		King Soopers
Total				428	$108,210	6.1%

(1)	REG closed on the purchase of its partner’s New York Common Retirement Fund (“NYCRF”), 70% interest. Upon closing this asset became 100% REG owned.

Supplemental Information	16

Summary of In-Process Developments and Redevelopments

September 30, 2020

(in thousands)

In-Process Developments and Redevelopments [1]
Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	Project Start	Est Initial Rent Commencement(a)	Est Stabilization Year(b)	REG'S Est Net Project Costs	% of Costs Incurred	Stabilized Yield +/-©
Carytown Exchange [2]	Richmond, VA	Publix	80	72%	Q4-2018	1H-2021	2022	18,963	62%	5%
The Village at Hunter's Lake [2]	Tampa, FL	Sprouts	72	100%	Q4-2018	2H-2020	2021	21,976	81%	8%
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	252	93%	Q3-2018	2H-2019	2022	21,327	86%	8%-9%
Market Common Clarendon	Metro, DC	Retail/Office Users	130	0%	Q4-2018	1H-2022	2024	56,713	50%	8%-9%
Point 50	Metro, DC	Grocer	48	96%	Q4-2018	2H-2020	2023	17,357	83%	8%
The Abbot	Boston, MA	Retail/Office Users	65	19%	Q2-2019	2H-2022	2024	55,073	41%	8%-9%
West Bird Plaza	Miami, FL	Publix	99	99%	Q4-2019	2H-2021	2022	10,338	31%	7%
Sheridan Plaza [3]	Hollywood, FL	Publix, Burlington	507	94%	Q3-2019	2H-2020	2022	12,116	46%	9%-10%
Various Redevelopments (est costs < $10 million individually)			1,604	91%				24,116	58%	11%
Total In-Process (In Construction)			2,856	86%				$237,979	57%	8%-9%

In Process Development and Redevelopment Descriptions
Carytown Exchange

Located in Richmond's most desirable retail corridor, Carytown is a ground up development anchored by Publix and complemented by street retail and structured parking. Construction on Publix, Shop Bldg E, Shop Bldg B and structured parking continue as planned. Project scope now includes construction and leasing of the multi-tenant Building B. Additional value creation opportunity in the form of additional multi-tenant buildings will remain under review. The sequential decline in stabilized yield resulted from inclusion of total land cost in Estimated Net Project Costs, while the NOI from the additional multi-tenant building was removed from the scope, as it remains under review.

The Village at Hunter's Lake

Located in the growing submarket of New Tampa, Hunter's Lake is a horizontal mixed-use ground up development featuring a Sprouts anchored retail center, a County owned community center, and 250 multifamily units (N.A.P.).

Bloomingdale Square

Reconfiguration of the former Walmart box for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining center.

Market Common Clarendon

Redevelopment of vacant 1960's era office building into a 130K SF modern, mixed-use building, three floors of creative office, and ground floor retail to complement the existing dominant, mixed-use center in Arlington, VA. Project scope has now returned to include phase II estimated construction and leasing costs.

Point 50	Redevelopment includes the demolition of a deteriorated center and develop new 30K SF identified Grocer, and 18K SF of shop space.
The Abbot

Generational redevelopment and modernization of 3 historic buildings in the heart of Harvard Square into mixed-use project with retail and office. Entire $1.1M of the property NOI came offline in early 2019 with no NOI in 2020. Construction in Cambridge was halted in late March 2020. Since the ban was lifted effective June 1st 2020, construction has resumed to complete the ground up building. Project scope has now returned to include phase II estimated construction and leasing costs.

West Bird Plaza	Redevelopment includes the demolition of Publix and adjacent CVS space and construct new 48K SF Publix; update façade and additional site work improvements.
Sheridan Plaza	Repositioning with addition of Burlington, façade renovations and other placemaking enhancement. Project scope has now returned to include phase II estimated construction and leasing costs.
Various Redevelopments (est costs < $10 million individually)	Various redevelopment properties where estimated incremental costs are less than $10 Million.

(1)	In light of the COVID-19 pandemic, scope, economics and timing of development and redevelopment projects could change materially from estimates provided.
(2)	Ground up development or redevelopment that is excluded from the Same Property NOI pool.
(3)

Due to the phasing of Sheridan Plaza in 1Q 2020, total project costs fell below $10 million and the project moved to the “Various Redevelopments” subtotal.  The project costs have since been accelerated, so the combined project costs are greater than $10 million and have been added back to the in-process summary.

Note: Regency’s Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $245,888 for ground up Developments and Redevelopments In-Process. Percent of costs incurred is 55% for Developments and Redevelopments In-Process.

Note: NOI from Properties in Development and NOI adjustment for Development Completions not yet stabilized have been relocated to Components of NAV on page 38.

(a)	Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)	Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.
(c)	A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) over the total project costs.

Supplemental Information	17

Major Developments and Redevelopments Pipeline

September 30, 2020

(in thousands)

Select Operating Properties with Near Term Developments and Redevelopment*
Shopping Center Name	Market	GLA	% Leased	Est Project Start	REG’s Est Net Project Costs	Current Description
Westbard Square	Bethesda, MD	213	87%	2021	$110,000 - $125,000

Converting dated multi-parcel retail project which includes a Giant anchored shopping center; a 3 level garden office building, 2 gas stations, and a vacant senior housing building, into a vibrant mixed-use project consisting of 170K SF of new retail anchored by Giant, 200 units of apartments, 100 units of assisted living, and 100 for-sale townhomes. Estimated incremental project costs include Regency's non-retail co-investment. While entitlements proceed, the project's timing, stabilization and economics are being reevaluated.

Hancock Center	Austin, TX	410	55%	2021	$55,000 - $65,000

Transformative adaptive reuse of former Sears building (Sears rent ceased in 2/2019) into office and/or retail. Project has intrinsic demand for various commercial uses in this desirable infill market. Several transaction structures are being contemplated including a JV, ground lease and sale.

Town and Country Center	Los Angeles, CA	230	38%	2021	$20,000 - $30,000

Committed to redevelopment of vacant former K-Mart box with new retail below 325 mid-rise apartments on a ground lease. Effective January 2020, Regency purchased an additional 16.6% interest, bringing total ownership interest to 35%. As we continue to advance entitlements and position this redevelopment to start, economics and timing of project currently are being reevaluated.

Costa Verde Center	San Diego, CA	179	77%	2022	$175,000 - $200,000

Large-scale redevelopment of existing Shopping Center with new retail, office, hotel (on a ground lease) and structured parking, adjacent to new transit station.  Office component is contemplated to be in partnership with a best-in-class office owner.  As we continue to advance entitlements and position this redevelopment to start, economics and timing of project are being reevaluated.

Gateway Plaza at Aventura	Miami, FL	30	0%	2022	$10,000 - $15,000

Located on Biscayne Boulevard in a vibrant sub-market of Miami, project will redevelop existing building (prior Babies R Us) with potential to bring a specialty grocer to the center and densify with additional retail GLA. Economics and timing of the project currently under review, including consideration of potentially phased shop retail buildings.

Serramonte Center	San Francisco, CA	1,140	89%	TBD	$75,000 - $95,000

Multi-phased redevelopment including new retail as well as other potential uses to enhance this Class A mall.  The project is currently under review as Management reassess the scope, merchandising, project costs, and return on investment in light of the COVID-19 pandemic to determine the most appropriate future direction.

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	GLA	% Leased	Project Start	Est Initial Rent Commencement	Est Stabilization Year	REG's Est Net Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Pablo Plaza Ph. II	Jacksonville, FL	157	98%	Q4-2018	1H-2021	2022	14,627	91%	6%
Various Redevelopments (est costs < $10 million individually)		1,429	94%				26,180	94%	6%
Total Completions		1,586	94%				40,806	93%	6%

*Selection reflects material under earning assets. Selection does not incorporate all pipeline opportunities.

Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

Supplemental Information	18

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

September 30, 2020

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
3rd Quarter 2020	335	1,414	$23.48	1.2%	4.9	$3.23
2nd Quarter 2020	185	1,307	17.15	4.0%	6.5	1.64
1st Quarter 2020	313	1,471	22.16	4.1%	5.4	2.42
4th Quarter 2019	393	1,764	25.05	11.3%	6.7	11.02
Total - 12 months	1,226	5,956	$22.26	5.7%	5.9	$5.01

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
3rd Quarter 2020	72	183	$31.80	-3.4%	7.0	$19.97
2nd Quarter 2020	23	121	15.23	20.1%	12.9	8.00
1st Quarter 2020	61	144	32.93	-0.9%	7.7	19.81
4th Quarter 2019	97	492	23.35	19.6%	11.0	39.25
Total - 12 months	253	940	$25.15	9.2%	10.0	$28.08

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
3rd Quarter 2020	263	1,231	$22.40	2.2%	4.6	$1.04
2nd Quarter 2020	162	1,185	17.38	2.6%	5.7	0.88
1st Quarter 2020	252	1,327	21.01	4.9%	5.1	0.56
4th Quarter 2019	296	1,273	25.67	8.8%	5.2	0.85
Total - 12 months	973	5,016	$21.73	4.9%	5.2	$0.82

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft		Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
3rd Quarter 2020	404	1,660	$23.78		4.9	$5.61
2nd Quarter 2020	228	1,491	18.07		6.2	2.75
1st Quarter 2020	370	1,651	22.64		5.5	5.28
4th Quarter 2019	458	2,045	25.79		6.9	12.77
Total - 12 months	1,460	6,847	$22.94		5.9	$7.14

Notes:

•	All amounts reported at execution.
•	Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•	Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all teasing transactions, including spaces vacant > 12 months.
•

Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.

•	Excludes Non-Retail Properties

Supplemental Information	19

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

September 30, 2020

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,738	90.8%	$60,624	$38.41	3.9%	4.1%	6.7%
Los Angeles-Long Beach-Anaheim	26	2,560	95.3%	69,835	28.64	6.3%	6.0%	7.7%
Chicago-Naperville-Elgin	11	1,628	95.9%	30,071	19.26	2.7%	3.8%	3.3%
Dallas-Fort Worth-Arlington	12	775	91.1%	15,861	22.46	2.9%	1.8%	1.8%
Houston-Woodlands-Sugar Land	13	1,589	96.4%	29,475	19.24	3.1%	3.7%	3.3%
Washington-Arlington-Alexandri	27	1,880	87.9%	46,364	28.07	6.5%	4.4%	5.1%
Miami-Ft Lauderdale-W Palm Bch	44	5,373	92.6%	104,686	21.03	10.6%	12.7%	11.6%
Philadelphia-Camden-Wilmington	8	696	91.5%	14,608	22.96	1.9%	1.6%	1.6%
Atlanta-Sandy Springs-Roswell	22	2,065	90.4%	41,962	22.48	5.3%	4.9%	4.6%
Boston-Cambridge-Newton	10	955	93.0%	21,799	24.56	2.4%	2.3%	2.4%
Phoenix-Mesa-Scottsdale	0	--	--	--	--	--	--	--
San Francisco-Oakland-Hayward	22	3,851	88.6%	103,531	30.36	5.3%	9.1%	11.5%
Rvrside-San Bernardino-Ontario	2	137	84.8%	3,257	28.09	0.5%	0.3%	0.4%
Detroit-Warren-Dearborn	0	--	--	--	--	--	--	--
Seattle-Tacoma-Bellevue	16	1,164	97.4%	31,126	27.45	3.9%	2.7%	3.4%
Minneapol-St. Paul-Bloomington	5	205	98.5%	3,500	17.37	1.2%	0.5%	0.4%
San Diego-Carlsbad	11	1,536	92.4%	42,035	29.61	2.7%	3.6%	4.7%
Tampa-St Petersburg-Clearwater	9	1,277	95.0%	22,635	18.65	2.2%	3.0%	2.5%
Denver-Aurora-Lakewood	11	939	94.4%	13,733	15.50	2.7%	2.2%	1.5%
St. Louis	4	408	100.0%	4,380	10.73	1.0%	1.0%	0.5%
Baltimore-Columbia-Towson	5	357	92.3%	7,805	23.69	1.2%	0.8%	0.9%
Charlotte-Concord-Gastonia	4	232	85.5%	4,306	21.69	1.0%	0.5%	0.5%
Orlando-Kissimmee-Sanford	8	809	95.0%	13,996	18.22	1.9%	1.9%	1.5%
San Antonio-New Braunfels	0	--	--	--	--	--	--	--
Portland-Vancouver-Hillsboro	5	436	95.5%	8,426	20.23	1.2%	1.0%	0.9%
Top 25 CBSAs by Population	291	30,609	92.6%	$694,014	$23.37	70.3%	72.2%	76.8%

CBSAs Ranked 26 - 50 by Population	61	6,526	92.7%	111,035	18.30	14.7%	15.4%	12.3%

CBSAs Ranked 51 - 75 by Population	23	2,138	95.1%	50,975	24.72	5.6%	5.0%	5.6%

CBSAs Ranked 76 - 100 by Population	11	754	96.6%	11,890	16.32	2.7%	1.8%	1.3%

Other CBSAs	28	2,396	94.7%	35,864	15.76	6.8%	5.6%	4.0%

Total All Properties	414	42,423	92.9%	$903,777	$22.87	100.0%	100.0%	100.0%

(1)	2019 Population Data Source: Synergos Technologies, Inc.
(2)	Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information	20

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of

Co-investment Partnerships

(Includes Tenants ≥ 0.5% of ABR)

September 30, 2020

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,788	6.6%	$29,990	3.3%	68	12
2	Kroger Co.(1)	2,784	6.6%	27,355	3.0%	54	15
3	Albertsons Companies, Inc.(2)	1,819	4.3%	26,160	2.9%	46	18
4	Whole Foods	1,082	2.5%	23,310	2.6%	34	12
5	TJX Companies, Inc.(3)	1,362	3.2%	23,115	2.6%	63	20
6	CVS	665	1.6%	15,513	1.7%	57	19
7	Ahold/Delhaize(4)	475	1.1%	11,520	1.3%	13	7
8	L.A. Fitness Sports Club	487	1.1%	9,610	1.1%	14	4
9	Nordstrom(5)	320	0.8%	8,972	1.0%	9	-
10	Bed Bath & Beyond Inc.(6)	469	1.1%	8,876	1.0%	18	-
11	Trader Joe's	271	0.6%	8,723	1.0%	27	7
12	Ross Dress For Less	545	1.3%	8,521	0.9%	25	9
13	Gap, Inc(7)	237	0.6%	7,503	0.8%	19	3
14	JAB Holding Company(8)	185	0.4%	7,381	0.8%	66	16
15	Starbucks	137	0.3%	7,228	0.8%	97	32
16	JPMorgan Chase Bank	128	0.3%	7,216	0.8%	40	8
17	PETCO Animal Supplies, Inc(9)	286	0.7%	7,110	0.8%	34	11
18	Bank of America	132	0.3%	6,891	0.8%	43	16
19	Wells Fargo Bank	126	0.3%	6,646	0.7%	48	18
20	Target	570	1.3%	6,642	0.7%	6	2
21	Kohl's	612	1.4%	5,867	0.6%	8	2
22	H.E. Butt Grocery Company(10)	347	0.8%	5,858	0.6%	5	-
23	Walgreens Boots Alliance(11)	223	0.5%	5,508	0.6%	22	9
24	Dick's Sporting Goods, Inc.(12)	291	0.7%	5,010	0.6%	5	1
25	Ulta	170	0.4%	4,959	0.5%	19	3
26	AT&T, Inc (13)	109	0.3%	4,866	0.5%	60	14
27	Best Buy	214	0.5%	4,832	0.5%	6	1
28	Wal-Mart	660	1.6%	4,746	0.5%	7	-
29	Staples,Inc.	183	0.4%	4,192	0.5%	10	1
	Top Tenants	17,677	41.6%	$304,120	33.6%	923	260

(1)	Kroger 20 / King Soopers 11 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)	Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Jewel 1
(3)	TJ Maxx 26 / Homegoods 18 / Marshalls 16 / Homesense 2 / Sierra Trading Post 1
(4)	Giant 8 / Stop & Shop 4 / Food Lion 1
(5)	Nordstrom Rack 9
(6)	Bed Bath & Beyond 11 / Cost Plus World Market 5 / Buy Buy Baby 1 / Harmon Face Values 1
(7)	Old Navy 13 / The Gap 2 / Athleta 2 / Banana Republic 1 / GAP BR Factory 1
(8)	Panera 33 / Einstein Bros Bagels 13 / Peet's' Coffee & Tea 11 / Bruegger’s Bagel 3 / Krispy Kreme 3 / Noah’s NY Bagels 3
(9)	Petco 28 / Unleashed by Petco 6
(10)	H.E.B. 4 / Central Market 1
(11)	Walgreens 21 / Duane Reade 1
(12)	Dick's Sporting Goods 5
(13)	AT&T 53 / Cricket 7

Supplemental Information	21

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

September 30, 2020

(GLA in thousands)

		Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	130	0.3%	0.2%	$10.78
2020	80	0.2%	0.1%	14.46
2021	1,783	4.6%	2.5%	12.43
2022	2,972	7.6%	5.0%	15.08
2023	2,691	6.9%	4.9%	16.29
2024	3,437	8.8%	6.0%	15.49
2025	2,964	7.6%	5.1%	15.39
2026	2,092	5.3%	3.9%	16.71
2027	1,332	3.4%	2.6%	17.47
2028	1,542	3.9%	3.0%	17.56
2029	1,228	3.1%	1.8%	12.69
10 Year Total	20,251	52.0%	35.2%	$15.46
Thereafter	4,896	12.0%	9.1%	16.61
	25,147	64.0%	44.3%	$15.68

		Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	300	0.8%	1.2%	$34.14
2020	364	0.9%	1.4%	33.46
2021	1,992	5.1%	7.5%	33.34
2022	2,268	5.8%	8.5%	33.26
2023	2,027	5.2%	7.9%	34.59
2024	1,829	4.7%	7.1%	34.51
2025	1,705	4.4%	6.9%	36.02
2026	867	2.2%	3.7%	37.43
2027	661	1.7%	2.8%	37.85
2028	595	1.5%	2.8%	41.27
2029	503	1.3%	2.2%	39.68
10 Year Total	13,112	33.5%	51.7%	$35.16
Thereafter	902	50.6%	3.8%	37.12
	14,014	35.0%	55.5%	$35.28

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	429	1.1%	1.3%	$27.09
2020	444	1.1%	1.5%	30.05
2021	3,775	9.6%	10.0%	23.46
2022	5,241	13.4%	13.5%	22.94
2023	4,718	12.0%	12.8%	24.15
2024	5,266	13.4%	13.1%	22.10
2025	4,669	11.9%	12.0%	22.93
2026	2,958	7.6%	7.6%	22.78
2027	1,994	5.1%	5.4%	24.23
2028	2,137	5.5%	5.8%	24.16
2029	1,732	4.4%	4.0%	20.54
10 Year Total	33,363	85.2%	87.1%	$23.20
Thereafter	5,798	14.9%	12.9%	19.80
	39,162	100%	100%	$22.70

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)	Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)	Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4)	Month to month lease or in process of renewal.

Supplemental Information	22

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	100.0%				Gizmo Art Production, INC.	$13.77
	4S Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	96.8%			68	Ralphs, Jimbo's...Naturally!, Bed Bath & Beyond, Cost Plus World Market, CVS, Ace Hardware, Ulta	$33.55
	Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	98.9%		143	58	Albertsons, (Target)	$29.63
	Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	98.7%			42	Von's, Kohl's, CVS	$26.85
	Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	98.7%			32	Mollie Stone's Market, CVS	$26.37
	Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%			34	Safeway, CVS	$28.13
	Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	99.5%			25	Sprout's, Target, 24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Chef's Toys	$20.30
	Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	87.6%				Marshalls	$32.89
(2)	Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	93.3%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$30.68
	Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	93.7%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.19
	Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	99.4%			66	Safeway, CVS	$17.61
(2)	Costa Verde Center			CA	San Diego-Carlsbad	179	179	77.1%			40	Bristol Farms, Bookstar, The Boxing Club	$29.09
	Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	90.5%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$32.23
	Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	97.3%		53	53	(Safeway), (CVS), Beverages & More!	$41.10
	El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	98.6%			31	Bristol Farms, CVS	$37.29
	El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	94.6%		67	78	(Lucky's), Trader Joe's, (CVS), Bed Bath & Beyond, Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less	$30.43
	El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	95.4%			42	Von's, Children's Paradise, ACE Hardware	$18.87
	Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	99.1%			38	Whole Foods, Walgreens	$33.17
	Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	98.7%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.10
	French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.6%			44	Stater Bros, CVS	$27.32
	Friars Mission Center			CA	San Diego-Carlsbad	147	147	99.2%			55	Ralphs, CVS	$36.86
	Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212		(Home Depot), (Best Buy), Target, Nordstrom Rack	$34.95
	Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%			40	Gelson's Markets, John of Italy Salon & Spa	$29.52
	Golden Hills Plaza			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	95.4%				Lowe's, Bed Bath & Beyond, TJ Maxx	$7.58
	Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, Stein Mart, PETCO, Homegoods	$24.97
	Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	97.5%			52	Ralphs	$26.85

Supplemental Information	23

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	93.2%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace	$40.58
	Jefferson Square			CA	Rvrside-San Bernardino-Ontario	38	38	48.9%				CVS	$16.67
	Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	(Albertsons), CVS	$29.45
	Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	98.3%			26	Whole Foods, PETCO	$36.37
	Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$21.19
	Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	97.3%			43	Stater Bros.	$23.40
	Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	99.1%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.83
	Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	98.9%			58	Albertsons	$27.27
	Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.39
	Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	92.0%			44	Gelson's Markets, (Longs Drug)	$21.17
(2)	Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	94.7%				University of CA	$86.49
	Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	96.1%			40	Whole Foods, Nordstrom Rack, Homegoods	$36.74
	Plaza Escuela			CA	San Francisco-Oakland-Hayward	154	154	85.0%				The Container Store, Trufusion, Talbots, The Cheesecake Factory	$45.24
	Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$27.55
	Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.13
(2)	Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	13.5%				Cost Plus World Market	$22.23
	Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	93.4%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$21.25
	Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	99.1%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco, Party City	$33.04
	Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	95.8%			10	Trader Joe's, Beverages & More!, Ross Dress For Less, Marshalls, Old Navy	$34.79
	Prairie City Crossing			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%			55	Safeway	$21.26
	Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%			63	Raley's	$14.00
	Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$18.81
	Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	99.0%			40	Smart & Final, (Longs Drug), 24 Hour Fitness	$22.42
	Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$21.68
	San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.27
	Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	98.7%			57	Vons, CVS	$32.06
	San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	100.0%		38	38	(Safeway), (CVS)	$36.99
	Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	95.7%			48	Safeway, CVS	$26.44
(2)	Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	86.9%		62	62	(Safeway), CVS, Barnes & Noble, Old Navy	$43.57

Supplemental Information	24

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Serramonte Center			CA	San Francisco-Oakland-Hayward	1140	1140	88.8%				Macy's, Target, Dick's Sporting Goods, Dave & Buster's, Nordstrom Rack, Regal Cinemas, Buy Buy Baby, Cost Plus World Market, Crunch Gym, DAISO, H&M, Old Navy, Party City, Ross, TJ Maxx, Uniqlo	$26.71
	Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53		(Orchard Supply Hardware), CVS, Crunch Fitness	$24.06
	Silverado Plaza	GRI	40%	CA	Napa	85	34	95.0%			32	Nob Hill, CVS	$21.38
	Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	96.4%			53	Safeway	$20.32
	South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			30	Wal-Mart, Orchard Supply Hardware, Homegoods	$20.31
	Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	95.9%			46	Ralphs	$22.51
	Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	97.6%			56	Safeway, CVS, Alamo Hardware	$23.85
	The Hub Hillcrest Market			CA	San Diego-Carlsbad	149	149	96.8%			52	Ralphs, Trader Joe's	$40.50
	The Marketplace			CA	Sacramento--Roseville--Arden-Arcade	111	111	96.6%			35	Safeway,CVS, Petco	$26.54
(2)	The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	258	258	98.2%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$39.97
	Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	230	81	38.3%			41	Whole Foods, CVS, Citibank	$48.54
	Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	97.9%			44	Stater Bros, CVS	$32.11
	Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	100.0%			41	Ralphs, Rite Aid	$21.67
	Twin Peaks			CA	San Diego-Carlsbad	208	208	77.5%			45	Target	$22.09
	Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.13
	Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$34.54
	Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	98.4%			45	Von's, Ross Dress for Less, Planet Fitness	$22.11
	West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	95.9%			25	Safeway, Rite Aid	$18.45
	Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	96.0%			72	Von's, Sprouts, (CVS)	$39.91
	Willows Shopping Center			CA	San Francisco-Oakland-Hayward	249	249	72.1%				REI, UFC Gym, Old Navy, Ulta	$29.84
	Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			78	El Super	$16.81
	Woodside Central			CA	San Francisco-Oakland-Hayward	81	81	90.0%		113		(Target),Chuck E. Cheese, Marshalls	$25.53
	Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Hayward	110	44	97.0%				Sports Basement,TJ Maxx	$38.36
				CA		11,623	9,714	92.5%	93.7%	780	2,700
	Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	354	141	90.7%			71	King Soopers, Hobby Lobby, Applejack Liquors, PetSmart, Homegoods, Sierra Trading Post, Ulta	$15.04
	Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	80.9%			44	Safeway, Jo-Ann Fabrics, PETCO, HomeGoods	$18.27
	Belleview Square			CO	Denver-Aurora-Lakewood	117	117	98.8%			65	King Soopers	$20.80
	Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	76.1%		53	53	(Safeway), One Hour Optical	$31.08
	Buckley Square			CO	Denver-Aurora-Lakewood	116	116	95.5%			62	King Soopers, Ace Hardware	$11.53
	Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.47

Supplemental Information	25

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	94.2%			72	King Soopers	$10.61
Crossroads Commons	C	20%	CO	Boulder	143	29	91.2%			66	Whole Foods, Barnes & Noble	$29.35
Crossroads Commons II	C	20%	CO	Boulder	20	4	75.9%				(Whole Foods), (Barnes & Noble)	$35.05
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$23.91
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	97.8%			66	King Soopers	$11.39
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	98.5%			78	King Soopers	$11.22
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	93.3%			61	King Soopers	$11.74
Marketplace at Briargate			CO	Colorado Springs	29	29	96.3%		66	66	(King Soopers)	$32.73
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.58
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.0%			55	King Soopers	$11.89
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	96.3%		100	100	(King Soopers)	$28.14
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.62
Woodmen Plaza			CO	Colorado Springs	116	116	91.8%			70	King Soopers	$13.05
			CO		1,952	1,407	93.0%	94.3%	403	1,119
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%					$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%					$27.94
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	89.4%				Old Navy, The Clubhouse	$31.41
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	94.8%					$44.24
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	220	220	80.0%			60	ShopRite, Bed, Bath & Beyond, TJ Maxx, PetSmart, Staples, Burlington Coat Factory	$15.28
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$52.29
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's, Rite Aid	$14.42
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	95.8%			10	Trader Joe's, Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More	$30.36
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	97.6%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$25.81
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$18.99
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	93.6%				Fairfield University Bookstore, Merril Lynch	$32.16
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$54.83
Southbury Green			CT	New Haven-Milford	156	156	81.9%			60	ShopRite, Homegoods	$21.98
Westport Row (fka The Village Center)			CT	Bridgeport-Stamford-Norwalk	90	90	74.9%			22	The Fresh Market	$42.71
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
			CT		1,643	1,531	92.1%	91.8%	0	358
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	100.0%			12	Trader Joe's	$39.31
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	82.4%					$115.31

Supplemental Information	26

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				DC		40	12	92.5%	90.5%	0	12
	Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	95.8%			49	Acme Markets	$15.04
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$24.28
				DE		296	257	94.4%	95.1%	0	49
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%		58	58	(Lucky's)	$23.13
	Anastasia Plaza			FL	Jacksonville	102	102	94.7%			49	Publix	$13.92
	Atlantic Village			FL	Jacksonville	110	110	96.4%				LA Fitness, Pet Supplies Plus	$17.51
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	97	97	97.5%			49	Publix, CVS	$37.08
	Aventura Square			FL	Miami-Ft Lauderdale-W Palm Bch	144	144	79.3%				Bed, Bath & Beyond, DSW, Jewelry Exchange, Old Navy	$39.67
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-W Palm Bch	33	33	0.0%					$0.00
	Berkshire Commons			FL	Naples-Immokalee-Marco Island	110	110	99.0%			66	Publix, Walgreens	$14.84
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	40	40	92.9%				Walgreens	$21.42
	Bird Ludlam			FL	Miami-Ft Lauderdale-W Palm Bch	192	192	97.9%			44	Winn-Dixie, CVS, Goodwill	$24.08
	Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	252	252	92.9%			48	Publix, Bealls, Dollar Tree, Home Centric, LA Fitness	$17.01
	Boca Village Square			FL	Miami-Ft Lauderdale-W Palm Bch	92	92	94.2%			36	Publix, CVS	$22.44
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	93.4%			46	Publix, Citi Trends, Pet Supermarket	$16.85
	Boynton Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	105	105	97.2%			54	Publix, CVS	$21.39
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$26.44
	Caligo Crossing			FL	Miami-Ft Lauderdale-W Palm Bch	11	11	61.0%		98		(Kohl's)	$48.33
	Carriage Gate			FL	Tallahassee	73	73	98.6%			13	Trader Joe's, TJ Maxx	$23.79
	Cashmere Corners			FL	Port St. Lucie	86	86	80.0%			44	WalMart	$14.04
	Charlotte Square			FL	Punta Gorda	91	91	89.2%			44	WalMart, Buffet City	$10.55
	Chasewood Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	152	152	96.4%			54	Publix, Pet Smart	$26.53
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	309	309	97.1%			78	Winn-Dixie, Home Depot, Big Lots, Dollar Tree, YouFit Health Club	$13.06
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	75	75	91.2%			25	Aldi, Walgreens	$32.59
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	91.5%			51	Publix	$14.23
	Country Walk Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	101	101	90.5%			40	Publix, CVS	$20.28
	Countryside Shops			FL	Miami-Ft Lauderdale-W Palm Bch	193	193	93.7%			46	Publix, Stein Mart, Ross Dress for Less	$19.46
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
	Fleming Island			FL	Jacksonville	132	132	95.8%		130	48	Publix, (Target), PETCO, Planet Fitness	$16.19
	Fountain Square			FL	Miami-Ft Lauderdale-W Palm Bch	177	177	89.1%		140	46	Publix,(Target), Ross Dress for Less, TJ Maxx, Ulta	$26.75
	Gardens Square			FL	Miami-Ft Lauderdale-W Palm Bch	90	90	98.7%			42	Publix	$18.53
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$19.55
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$16.64
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-W Palm Bch	133	133	93.2%			50	Publix, Beall's	$15.96

Supplemental Information	27

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Hammocks Town Center			FL	Miami-Ft Lauderdale-W Palm Bch	187	187	97.5%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena), YouFit Health Club, Goodwill, CVS	$17.46
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.33
	Homestead McDonald's			FL	Miami-Ft Lauderdale-W Palm Bch	4	4	100.0%					$27.74
	John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%			45	Publix	$15.97
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.71
	Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%				LA Fitness, Walgreens	$24.04
	Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	94.3%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$16.70
	Lantana Outparcels			FL	Miami-Ft Lauderdale-W Palm Bch	11	11	58.3%					$22.22
	Mandarin Landing			FL	Jacksonville	140	140	89.1%			50	Whole Foods, Office Depot, Aveda Institute	$18.13
	Millhopper Shopping Center			FL	Gainesville	83	83	100.0%			46	Publix	$18.10
	Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	96.8%			51	Publix	$17.77
	Newberry Square			FL	Gainesville	181	181	91.5%			40	Publix, Floor & Décor, Dollar Tree	$9.29
	Nocatee Town Center			FL	Jacksonville	112	112	97.7%			54	Publix	$20.73
	Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	95.3%			48	Publix	$14.97
	Oakleaf Commons			FL	Jacksonville	74	74	96.2%			46	Publix	$15.58
	Ocala Corners			FL	Tallahassee	87	87	95.9%			61	Publix	$15.11
	Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$10.95
	Pablo Plaza			FL	Jacksonville	161	161	98.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$17.36
	Pavillion			FL	Naples-Immokalee-Marco Island	168	168	96.5%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$21.78
	Pine Island			FL	Miami-Ft Lauderdale-W Palm Bch	255	255	97.7%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$14.51
	Pine Ridge Square			FL	Miami-Ft Lauderdale-W Palm Bch	118	118	97.0%			17	The Fresh Market, Bed, Bath & Beyond, Marshalls, Ulta	$18.31
	Pine Tree Plaza			FL	Jacksonville	63	63	100.0%			38	Publix	$14.79
(2)	Pinecrest Place			FL	Miami-Ft Lauderdale-W Palm Bch	70	70	94.3%		173	47	Whole Foods, (Target)	$39.82
	Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	98.7%			51	Publix, Eddie V's	$27.28
	Point Royale Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	202	202	92.4%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness	$15.83
	Prosperity Centre			FL	Miami-Ft Lauderdale-W Palm Bch	124	124	95.1%				Bed, Bath & Beyond, Office Depot, TJ Maxx, CVS	$22.40
	Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	92.7%		66		AMC Theater, (Best Buy), (Macdill), Dollar Tree, Five Below, Marshall's, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy	$18.86

Supplemental Information	28

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.8%			40	Publix, Beall's, Harbor Freight Tools	$11.45
	Salerno Village			FL	Port St. Lucie	5	5	100.0%					$16.53
	Sawgrass Promenade			FL	Miami-Ft Lauderdale-W Palm Bch	107	107	89.2%			36	Publix, Walgreens, Dollar Tree	$12.35
	Seminole Shoppes	O	50%	FL	Jacksonville	87	44	98.8%			54	Publix	$23.38
	Sheridan Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	507	507	93.8%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus, Wellmax	$19.02
	Shoppes @ 104			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	92.8%			46	Winn-Dixie, CVS	$19.30
	Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	95.4%		97	45	Publix, (Kohl's), (Tutor Time)	$20.60
	Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-W Palm Bch	83	83	90.8%			42	Publix, YouFit Health Club	$15.14
	Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	100.0%			46	Publix	$22.75
	Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-W Palm Bch	27	27	100.0%		54	54	(Publix)	$26.16
	Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-W Palm Bch	200	200	86.6%			44	Publix, Stein Mart, Tuesday Morning, Duffy's Sports Bar, CVS	$15.97
	Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%			61	Publix, (Walgreens)	$15.69
	Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-W Palm Bch	127	127	90.0%			48	Publix, Goodwill	$19.50
	Shoppes of Sunset			FL	Miami-Ft Lauderdale-W Palm Bch	22	22	94.8%					$25.66
	Shoppes of Sunset II			FL	Miami-Ft Lauderdale-W Palm Bch	28	28	59.1%					$22.78
	Shops at John's Creek			FL	Jacksonville	15	15	100.0%					$24.79
	Shops at Skylake			FL	Miami-Ft Lauderdale-W Palm Bch	287	287	91.5%			51	Publix, LA Fitness, TJ Maxx, Goodwill	$23.97
	South Beach Regional			FL	Jacksonville	308	308	97.5%			13	Trader Joe's, Home Depot, Stein Mart, Ross Dress for Less, Bed Bath & Beyond, Staples	$15.84
	South Point			FL	Sebastian-Vero Beach	65	65	97.8%			45	Publix	$16.17
	Starke			FL	Other	13	13	100.0%				CVS	$25.56
	Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	97.6%		143		Kohl's, (Target)	$6.95
	Tamarac Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	125	125	72.3%			38	Publix, Dollar Tree	$13.72
	The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	96.3%			52	Publix, LA Fitness	$21.69
	The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	93.6%					$23.67
(2)	The Village at Hunter's Lake			FL	Tampa-St. Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$27.50
	Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	97.9%				Ross Dress for Less	$10.78
	Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	76.9%				PETCO	$35.19
	Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.6%			59	Publix, TJ Maxx	$16.93
	Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	91.5%			31	Lucky's, YouFit Health Club, Ross Dress for Less	$15.27
	University Commons			FL	Miami-Ft Lauderdale-W Palm Bch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$31.77
	Veranda Shoppes	NYC	30%	FL	Miami-Ft Lauderdale-W Palm Bch	45	13	97.3%			29	Publix	$27.11
	Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	98.0%			50	Publix, Walgreens, Stein Mart	$20.38
	Waterstone Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	61	61	100.0%			46	Publix	$17.15
	Welleby Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	90.5%			47	Publix, Dollar Tree	$13.63

Supplemental Information	29

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Wellington Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	97.9%			45	Publix, CVS	$30.91
West Bird Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	99	99	98.5%			38	Publix	$24.36
West Lake Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	101	101	96.8%			46	Winn-Dixie, CVS	$19.43
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%			51	Publix	$16.98
Westport Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	47	47	100.0%			28	Publix	$20.52
Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	95.7%			44	Publix	$21.45
			FL		11,605	10,959	94.3%	94.3%	1,107	3,464
Ashford Place			GA	Atlanta-Sandy Springs-Roswell	53	53	96.7%				Harbor Freight Tools	$22.49
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Roswell	43	43	100.0%				Michael's	$21.92
Briarcliff Village			GA	Atlanta-Sandy Springs-Roswell	190	190	98.4%			43	Publix, Party City, Shoe Carnival, TJ Maxx	$16.76
Bridgemill Market			GA	Atlanta-Sandy Springs-Roswell	89	89	84.7%			38	Publix	$17.11
Brighten Park			GA	Atlanta-Sandy Springs-Roswell	137	137	86.7%			25	Lidl, Dance 101	$27.84
Buckhead Court			GA	Atlanta-Sandy Springs-Roswell	49	49	97.5%					$29.13
Buckhead Station			GA	Atlanta-Sandy Springs-Roswell	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond, Saks Off Fifth, DSW, Cost Plus World Market, Old Navy, Ulta	$24.43
Cambridge Square			GA	Atlanta-Sandy Springs-Roswell	71	71	42.8%			41	-	$25.87
Chastain Square			GA	Atlanta-Sandy Springs-Roswell	92	92	97.3%			37	Publix	$22.38
Cornerstone Square			GA	Atlanta-Sandy Springs-Roswell	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$17.75
Sope Creek Crossing			GA	Atlanta-Sandy Springs-Roswell	99	99	93.5%			45	Publix	$16.08
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Roswell	86	17	93.8%			44	Publix	$20.27
Dunwoody Village			GA	Atlanta-Sandy Springs-Roswell	121	121	90.1%			18	The Fresh Market, Walgreens, Dunwoody Prep	$20.01
Howell Mill Village			GA	Atlanta-Sandy Springs-Roswell	92	92	98.5%			31	Publix, Walgreens	$23.90
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Roswell	82	82	99.9%			30	Whole Foods	$38.65
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Roswell	152	152	82.8%			56	Kroger, Binders Art Supplies & Frames	$20.98
Powers Ferry Square			GA	Atlanta-Sandy Springs-Roswell	101	101	91.0%				HomeGoods, PETCO	$33.68
Powers Ferry Village			GA	Atlanta-Sandy Springs-Roswell	79	79	87.3%			48	Publix, The Juice Box	$9.71
Russell Ridge			GA	Atlanta-Sandy Springs-Roswell	101	101	93.3%			63	Kroger	$12.87
Sandy Springs			GA	Atlanta-Sandy Springs-Roswell	116	116	79.8%			12	Trader Joe's, Fox's	$25.95
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Roswell	21	21	31.1%				(CVS)	$11.41
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Roswell	45	45	85.4%					$26.21
			GA		2,134	2,065	90.5%	90.4%	0	551
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.1%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$11.29
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	78.3%				PETCO	$36.72
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	89.2%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$24.99
Hinsdale			IL	Chicago-Naperville-Elgin	185	185	92.9%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.72

Supplemental Information	30

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	96.8%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$28.26
	Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	96.2%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.44
	Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Ashley Furniture, Walgreens	$21.79
	Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Elgin	96	38	96.1%			63	Jewel-Osco, Blink Fitness	$11.94
	Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	92.4%			80	Mariano's Fresh Market, Goodwill	$18.32
	Willow Festival			IL	Chicago-Naperville-Elgin	404	404	96.9%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$17.97
				IL		1,751	1,349	95.5%	95.1%	0	530
	Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.10
	Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	74.4%		64	64	(Kroger), Tuesday Morning	$17.15
	Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	97.3%			12	Trader Joe's	$26.20
				IN		418	335	94.4%	97.2%	64	116
	Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	155	155	97.0%			61	Stop & Shop, Modells Sporting Goods, Planet Fitness	$22.13
	Northborough Crossing	NYC	30%	MA	Worcester	646	194	96.6%			139	Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Goods, Pottery Barn Outlet, TJ Maxx, Michael's, PetSmart, Homegoods, Old Navy, Homesense	$13.36
	Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Newton	80	24	93.2%			66	Stop & Shop	$21.74
	Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$17.58
	Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	90.8%			11	Trader Joe's, La-Z-Boy, PetSmart	$29.81
	Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$37.44
	Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$21.48
	Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$25.08
	The Abbot			MA	Boston-Cambridge-Newton	65	65	19.0%					$0.00
	Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$21.27
	Whole Foods at Swampscott			MA	Boston-Cambridge-Newton	36	36	100.0%			36	Whole Foods	$27.20
				MA		1,657	1,149	94.4%	93.6%	0	657
	Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	93.8%			70	Shoppers Food Warehouse, CVS, Dollar Tree	$17.88
	Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	87.8%			10	Trader Joe's	$39.87
	Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	79.8%					$45.59

Supplemental Information	31

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.6%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$16.23
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	95.5%			44	Shoppers Food Warehouse	$21.78
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	104	42	98.2%			64	Lidl	$13.58
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	81.5%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's	$17.28
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	97.7%		75	63	Giant, (Sunrise)	$28.49
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	100.0%				LA Fitness, CVS	$27.64
Westbard Square			MD	Washington-Arlington-Alexandri	213	213	87.1%			55	Giant, Citgo, Bowlmor AMF	$31.63
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	98.4%				CVS	$33.91
			MD		1,400	754	92.2%	91.8%	75	374
Fenton Marketplace			MI	Flint	97	97	100.0%				Family Farm & Home, Michael's	$8.57
			MI		97	97	100.0%	100.0%	0	0
Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	176	44	100.0%		87		Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory), (Aldi), Savers, PETCO	$16.10
Cedar Commons (fka Calhoun Commons)	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	100.0%			50	Whole Foods	$27.93
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	98.6%			44	Lund's	$25.31
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	99.3%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.45
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	92.0%			89	CUB Foods	$13.50
			MN		665	205	98.1%	98.5%	87	183
Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$10.93
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.26
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.05
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, (Target), (Lowe's), TJ Maxx, HomeGoods, Famous Footwear	$10.05
			MO		408	408	100.0%	100.0%	388	314
Cameron Village	C	30%	NC	Raleigh	558	167	92.9%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties, K&W Cafeteria,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora	$24.36
Carmel Commons			NC	Charlotte-Concord-Gastonia	135	135	77.7%			14	The Fresh Market, Chuck E. Cheese, Party City	$23.76
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%			42	Harris Teeter, (Walgreens)	$16.95
Market at Colonnade Center			NC	Raleigh	58	58	100.0%			40	Whole Foods	$27.72
Glenwood Village			NC	Raleigh	43	43	100.0%			28	Harris Teeter	$17.29
Harris Crossing			NC	Raleigh	65	65	100.0%			53	Harris Teeter	$9.47

Supplemental Information	32

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Holly Park			NC	Raleigh	160	160	98.7%			12	DSW, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$17.55
	Lake Pine Plaza			NC	Raleigh	88	88	100.0%			58	Harris Teeter	$13.36
(2)	Midtown East	O	50%	NC	Raleigh	159	79	98.2%			120	Wegmans	$23.56
	Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	88.4%			50	Harris Teeter	$19.43
	Ridgewood Shopping Center	C	20%	NC	Raleigh	93	19	89.9%			30	Whole Foods, Walgreens	$19.20
	Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	94.7%			53	Harris Teeter	$18.48
	Shoppes of Kildaire	GRI	40%	NC	Raleigh	145	58	98.9%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$19.11
	Southpoint Crossing			NC	Durham-Chapel Hill	103	103	98.4%			59	Harris Teeter	$16.99
	Sutton Square	C	20%	NC	Raleigh	101	20	88.2%			24	The Fresh Market	$20.37
	Village Plaza	C	20%	NC	Durham-Chapel Hill	74	15	100.0%			42	Whole Foods, Community Worx	$22.02
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	97.9%			49	Publix	$17.23
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion, ACE Hardware	$13.96
				NC		2,168	1,288	94.7%	95.3%	0	848
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	99.3%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Cost Plus World Market, Ulta	$36.76
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$29.63
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$14.36
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	87.3%			60	Shop Rite	$22.20
	Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	92.8%			70	ShopRite	$27.00
				NJ		572	333	95.8%	97.1%	0	258
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$125.79
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Trader Joe's, Staples, Michaels	$34.27
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	81.4%			18	Aldi, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$41.81
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$47.53
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	98.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$48.53
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	98.7%				Petco	$39.85
	Rivertowns Square	0		NY	New York-Newark-Jersey City	116	116	58.4%			18	Ulta, The Learning Experience, Mom's Organic Market	$33.76
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen	$28.86
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$35.24

Supplemental Information	33

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Westbury Plaza			NY	New York-Newark-Jersey City	397	397	98.2%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$26.38
				NY		1,511	1,426	90.1%	89.5%	0	357
	Cherry Grove			OH	Cincinnati	196	196	96.9%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.16
	East Pointe			OH	Columbus	109	109	98.7%			76	Kroger	$10.71
	Hyde Park			OH	Cincinnati	401	401	97.3%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$16.49
	Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$13.05
	Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.75
	Red Bank Village			OH	Cincinnati	176	176	99.2%			152	WalMart	$7.46
	Regency Commons			OH	Cincinnati	34	34	74.3%					$26.87
	West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.13
				OH		1,211	1,211	97.6%	97.6%	90	685
	Corvallis Market Center			OR	Corvallis	85	85	90.9%			12	Trader Joe's, TJ Maxx, Michael's	$21.75
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods, Rite Aid, Dollar Tree	$16.01
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	88.7%			41	Safeway, Planet Fitness	$19.83
	Northgate Marketplace			OR	Medford	81	81	93.2%			13	Trader Joe's, REI, PETCO	$22.95
	Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.04
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%			55	Safeway	$11.83
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.18
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	98.4%				Bed Bath & Beyond	$21.80
				OR		835	779	95.5%	95.2%	0	215
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Ahart's Market	$15.98
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	87.6%				Ross Dress for Less, TJ Maxx, Dollar Tree	$20.42
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	96.0%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$32.49
	Hershey			PA	Other	6	6	100.0%					$28.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Burlington Coat Factory, PETCO	$26.39
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	98.0%			51	Weis Markets	$24.28
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	85.6%			56	Acme Markets, Michael's	$18.70
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	95.1%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$10.73
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	44.3%			51	-	$27.71
				PA		987	585	88.9%	91.6%	244	375
(2)	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Publix	$29.28

Supplemental Information	34

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	98.5%			38	Publix	$17.06
				SC		131	83	99.1%	99.4%	0	59
	Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%			55	Publix	$15.86
	Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	87.7%			75	Kroger	$14.03
	Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%			84	Kroger, PETCO	$19.95
				TN		318	318	94.6%	94.6%	0	214
	Alden Bridge	USAA	20%	TX	Houston-Woodlands-Sugar Land	139	28	98.0%			68	Kroger, Walgreens	$20.88
	Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	96.6%			83	Kroger	$11.63
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	95.0%			40	Whole Foods	$27.65
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	93.8%				CVS	$26.53
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	92.0%			63	Kroger, CVS	$19.05
	Hancock			TX	Austin-Round Rock	410	410	55.4%			90	H.E.B, Twin Liquors, PETCO, 24 Hour Fitness, Firestone Complete Auto Care	$20.70
	Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	95.4%		81	81	(Kroger)	$28.06
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%					$47.73
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	96.7%			79	H.E.B.	$24.60
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.3%			64	Tom Thumb	$16.61
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	78.1%		63	63	(Wal-Mart)	$28.24
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%			64	Tom Thumb	$21.34
	Market at Round Rock			TX	Austin-Round Rock	123	123	96.7%			30	Sprout's Markets, Office Depot, Tuesday Morning	$19.02
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	95.1%			100	Kroger	$16.40
	Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	89.2%			49	Tom Thumb, Ogle School of Hair Design	$18.19
	North Hills			TX	Austin-Round Rock	145	145	94.2%			60	H.E.B.	$23.36
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	94.7%			66	CVS, The Woodlands Childrens Museum, Gold's Gym	$22.90
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%			64	Kroger	$14.81
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	74.3%			30	H.E.B., Central Market, Talbots	$34.21
	Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	87.3%			61	Kroger	$14.19
	Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$23.74
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	97.6%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$13.40
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	97.2%			63	Kroger,CVS	$21.12
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	95.5%			65	Kroger, Walgreens	$17.89
	Tech Ridge Center			TX	Austin-Round Rock	215	215	89.0%			84	H.E.B., Pinstack	$23.14
(2)	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.1%			100	Kroger	$16.70

Supplemental Information	35

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	99.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.41
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	95.5%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$19.90
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	99.2%		127		(Target), Gold's Gym, PetSmart, Office Max, Ross Dress For Less, TJ Maxx	$20.01
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	98.5%			45	Whole Foods	$30.23
				TX		3,982	3,326	90.6%	90.1%	271	1,682
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$16.18
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	100.0%			40	Whole Foods, Cooper's Hawk Winery	$32.35
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	96.7%			58	Safeway	$22.90
(2)	Carytown Exchange	M	44%	VA	Richmond	116	116	49.5%			38	Publix, CVS	$18.40
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	97.8%			55	United States Coast Guard Ex	$19.47
	Point 50			VA	Washington-Arlington-Alexandri	48	48	96.3%			30	Whole Foods	$30.21
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	67	79.9%			65	Grocer, Homesense	$28.31
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	98.6%			50	Giant	$26.26
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.7%			62	Giant, Bob's Discount Furniture, CVS,Ross Dress for Less, Marshalls, Planet Fitness, Big Blue Swim School	$27.86
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.34
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	69.3%			20	-	$40.94
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$32.57
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	132	26	90.5%			63	Shoppers Food Warehouse	$24.34
	Market Common Clarendon			VA	Washington-Arlington-Alexandri	421	421	65.4%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Jumping Joeys, Equinox	$34.21
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	98.8%			56	Giant	$21.96
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	91.4%			52	Harris Teeter	$20.18
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	99.0%			122	Wegmans	$22.02
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	301	60	96.7%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$27.59
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	87.4%			45	Publix, CVS	$24.81
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	91.2%				CVS, Fashion K City	$27.16
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target)	$27.04
				VA		3,017	1,669	89.0%	87.2%	141	994

Supplemental Information	36

Portfolio Summary Report By State

September 30, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	69.0%					$18.58
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	98.8%			49	Safeway, TJ Maxx	$16.95
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	98.2%			12	Trader Joe's, LA Fitness, Ross Dress for Less	$26.06
(2)	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	116	58	94.9%			25	PCC Community Markets, Bright Horizons, West Marine,Trufusion, Kaiser Permanente, Prokarma	$33.39
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	96.4%			64	Quality Food Centers, Gold's Gym	$29.37
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.0%			49	Safeway, Jo-Ann Fabrics, Ross Dress For Less, Big Lots, Fplanet Fitness, Big 5 Sporting Goods, Dollar Tree	$12.29
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	100.0%			29	Safeway, Rite Aid	$29.12
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	100.0%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls, Ulta , Bevmo!	$25.41
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	91.9%					$43.19
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	96.3%		40	40	(QFC)	$35.00
	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	85.3%					$33.85
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	93	37	95.0%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$28.62
	Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	95.7%			41	Quality Food Centers, Rite Aid	$24.57
	Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.09
	Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, (Safeway), Bartell Drugs	$35.27
	Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$31.66
				WA		1,736	1,164	97.1%	97.4%	437	484

	Regency Centers Total					52,155	42,423	92.9%	93.5%	4,088	16,598		$22.87

(1)	Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)	Non-Same Property

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

Supplemental Information	37

Components of Net Asset Value (NAV)

As of September 30, 2020

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$156,037
Share of JV NOI (page 7)	$22,643
Less: Noncontrolling Interests (page 7)	$(1,500)

Base Rent from leases signed but not yet rent-paying - Current Quarter
Retail Operating Properties including redevelopments	$3,345

Real Estate - In-Process Ground Up Developments
In-Process Development (1)
REG's Estimated Net GAAP Project Costs(2) (page 17, footnote)	$44,262
% of Costs Incurred (page 17)	72%
Construction in Progress	$31,869

NOI from In-Process Development - Current Quarter
Proforma Stabilized NOI from current quarter completions	$-
In-place NOI from In-Process Developments (In Construction)	$286

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,142

Less: Share of JV's Total fee income - Current Quarter (page 7)	$(253)

Other Assets
Estimated Market Value of Undeveloped Land
Land held for sale or future development	$49,141
Outparcels at retail operating properties	14,546
Total Estimated Market Value of Undeveloped Land	$63,687

Wholly Owned Assets (page 3)
Cash and Cash Equivalents	$280,876
Tenant and other receivables, excluding Straight line rent receivables	$68,118
Other Assets, excluding Goodwill	$85,464
Share of JV Assets (page 6)
Cash and Cash Equivalents	$22,839
Tenant and other receivables, excluding Straight line rent receivables	$7,877
Other Assets	$20,181

Less: Noncontrolling Interests (page 6)	$(3,695)

Liabilities
Wholly Owned Debt Outstanding (page 12)
Mortgage Loans	$481,967
Unsecured Public/Private Notes	3,275,000
Unsecured Credit Facilities	265,000
Total Wholly Owned Debt Outstanding	$4,021,967

Share of JV Debt Outstanding (page 14)	$541,776

Other Wholly Owned Liabilities (page 3)
Accounts Payable and Other Liabilities	$222,375
Tenants' Security and Escrow Deposits	$52,132
Other Share of JV Accounts Liabilities (page 6)
Accounts Payable and Other Liabilities	$29,727
Tenants' Security and Escrow Deposits	$3,404

Less: Noncontrolling Interests (page 6)	$(41,615)

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	170,442

(1)	Includes Carytown PH I, The Village at Hunter's Lake
(2)	Includes additional interest and overhead capitalization

Supplemental Information	38

Supplemental Details of Lease Income (Pro Rata)

COVID-19 Disclosure

For the Three and Six Months Ended September 30, 2020

(unaudited and in thousands)

For the Three Months Ended September 30, 2020

Composition of Lease Income	Total Pro Rata
Base rent	$215,859
Recoveries from tenants	68,515
Percentage Rent, Termination Fees , and Other Lease Income	4,805
Total Billings/Deferrals and Other Revenue	$289,179
Uncollectible Lease Income (3)	(28,500)
Non-Cash Revenues (1)	4,265
Total Lease Income (see pages 5 & 7)	$264,944

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$248,090
Uncollected - Base Rent/Recoveries - Accrued	12,589
Uncollected - Base Rent/Recoveries - Reserved (3)	28,500
Total Billings/Deferrals and Other Revenue	$289,179
Uncollectible Lease Income (3)	(28,500)
Non-Cash Revenues (1)	4,265
Total Lease Income (see pages 5 & 7)	$264,944

Composition of Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$4,766
Deferred Rent - Reserved	2,057
Total Deferrals	$6,822

For the Six Months Ended September 30, 2020

Composition of Lease Income	Total Pro Rata
Base rent	$434,079
Recoveries from tenants	138,203
Percentage Rent, Termination Fees , and Other Lease Income	10,018
Total Billings/Deferrals and Other Revenue	$582,300
Uncollectible Lease Income (3)	(69,451)
Non-Cash Revenues (1)	443
Total Lease Income (see pages 5 & 7)	$513,292

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$478,974
Uncollected - Base Rent/Recoveries - Accrued	33,875
Uncollected - Base Rent/Recoveries - Reserved (3)	69,451
Total Billings/Deferrals and Other Revenue	$582,300
Uncollectible Lease Income (3)	(69,451)
Non-Cash Revenues (1)	443
Total Lease Income (see pages 5 & 7)	$513,292

Composition of Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$20,028
Deferred Rent - Reserved	10,506
Total Deferrals	$30,534

(1)	Includes pro rata share of straight-line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2)	Unbilled recoveries are included in Other Revenues, and represent unbilled amounts for quarterly, semi-annual and annual payers of property expenses.
(3)	Represents Base Rent and Recoveries deemed uncollectible.
(4)	Contractual deferrals of rent and recoveries billed and recognized through September 30, 2020. Includes deferral agreements executed through October 31, 2020.

Supplemental Information	39

Supplemental Details of Same Property NOI (Pro Rata)

COVID-19 Disclosure

For the Three and Six Months Ended September 30, 2020

(unaudited and in thousands)

		Three Months	Six Months
		Ended 9/30/20	Ended 9/30/20

*	Same Property NOI	$170,909	$333,237
	% change	-14.7%	-17.1%

*	Same Property NOI without Termination Fees	$169,602	$329,942
	% change	-15.2%	-17.7%

*	Same Property NOI without Termination Fees or Redevelopments	$154,712	$302,340
	% change	-14.5%	-17.1%

	Same Property NOI excluding Accrued Lease Income Not Collected
	Accrued Lease Income Not Collected	$12,239	$32,113
	Same Property NOI without Termination Fees and Accrued Lease Income Not Collected	$157,363	$297,829
	% change	-21.3%	-25.7%

*	See page 8

Supplemental Details of Tenant and Other Receivables (Pro Rata)

COVID-19 Disclosure

As of September 30, 2020

(in thousands)

Total Pro Rata

Tenant receivables	$139,001
Less: Uncollectible tenant receivables	(82,892)
Net tenant receivables	$56,109

Straigh line rent receivables	139,603
Less: Uncollectible straight line rent receivables	(34,551)
Net Straight line receivables	$105,052

Other receivables (1)	19,325
Total tenant and other receivables (See pages 3 and 6)	$180,486

(1)	Other receivables includes construction receivables, insurance receivables and amounts due from real estate partnerships for Management, transaction and other fee income.

Supplemental Information	40

Glossary of Terms

September 30, 2020

Core Operating Earnings:  An additional performance measure used by Regency as the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings.

Development Completion:  A Property in Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio:  Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO):  Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition.  Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions.  Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Net Operating Income (NOI):  The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income.  NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property:  During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods.  Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.  Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre:  Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development:   Properties in various stages of ground-up development.

Property In Redevelopment:   Retail Operating Properties under redevelopment or being positioned for redevelopment.  Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property:   Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Same Property:   Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information	41